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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the Appropriate Box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ACNB CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date filed:

March 26, 2013

Dear Fellow Shareholders of ACNB Corporation:

        On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Tuesday, May 7, 2013, at 1:00 p.m., prevailing time, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. At the annual meeting, you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement is the notice of meeting, proxy card, ACNB Corporation's 2012 Annual Review, and ACNB Corporation's 2012 Annual Report on Form 10-K.

        The principal business of the meeting is to fix the number of Directors of ACNB Corporation at thirteen (13); to fix the number of Class 1 Directors at five (5); to fix the number of Class 2 Directors at four (4); to fix the number of Class 3 Directors at four (4); to elect five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified; to conduct a non-binding vote on executive compensation; to ratify the selection of ParenteBeard LLC as ACNB Corporation's independent auditors; and, to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

        Whether or not you plan to attend the annual meeting, I urge you to vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. The prompt return of your proxy card will save the Corporation expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

        I look forward to seeing you on May 7, 2013, at the Corporation's annual meeting.

Sincerely,

Thomas A. Ritter
 President & Chief Executive Officer

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ACNB CORPORATION

NASDAQ TRADING SYMBOL: ACNB

acnb.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2013

Proxy Statement

Dated and to be mailed to shareholders on or about March 26, 2013.

ACNB CORPORATION
16 LINCOLN SQUARE
P.O. BOX 3129
GETTYSBURG, PENNSYLVANIA 17325
(717) 334-3161

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2013

TO THE SHAREHOLDERS OF ACNB CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ACNB Corporation will be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325 on Tuesday, May 7, 2013, at 1:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

  1.
  To fix the number of Directors of ACNB Corporation at thirteen (13);

  2.
  To fix the number of Class 1 Directors at five (5);

  3.
  To fix the number of Class 2 Directors at four (4);

  4.
  To fix the number of Class 3 Directors at four (4);

  5.
  To elect five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  6.
  To conduct a non-binding vote on executive compensation;

  7.
  To ratify the selection of ParenteBeard LLC as ACNB Corporation's independent auditors; and,

  8.
  To transact such other business as may properly come before the 2013 Annual Meeting and any adjournment or postponement thereof.

        Only those shareholders of record, at the close of business on March 8, 2013, are entitled to notice of and to vote at the meeting.

        Please promptly sign the enclosed proxy card and return it in the enclosed postage-paid envelope. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to it being voted. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting.

        The Corporation's Board of Directors is distributing the proxy statement, proxy card, ACNB Corporation's 2012 Annual Review, and ACNB Corporation's 2012 Annual Report on Form 10-K on or about March 26, 2013.

BY ORDER OF THE BOARD OF DIRECTORS,

Thomas A. Ritter President & Chief Executive Officer

Gettysburg, Pennsylvania
March 26, 2013

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

[This page intentionally left blank.]

 PROXY STATEMENT

GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

        ACNB Corporation, a Pennsylvania business corporation and registered financial holding company, furnishes this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Corporation's Annual Meeting of Shareholders. The Annual Meeting of Shareholders will be held on Tuesday, May 7, 2013, at 1:00 p.m., prevailing time, at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325. Included with this proxy statement is a copy of ACNB Corporation's 2012 Annual Review and ACNB Corporation's 2012 Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

        The Corporation's principal executive office is located at 16 Lincoln Square, Gettysburg, Pennsylvania 17325. The Corporation's telephone number is (717) 334-3161. All inquiries regarding the annual meeting should be directed to Lynda L. Glass, Executive Vice President, Secretary & Chief Governance Officer of ACNB Corporation, at (717) 339-5085.

Description of ACNB Corporation

        ACNB Corporation was formed in 1982 and became the holding company for the banking subsidiary in 1983. ACNB Corporation's wholly-owned banking subsidiary is ACNB Bank, formerly Adams County National Bank. The Corporation's primary activity consists of owning and supervising its banking subsidiary. On October 4, 2010, Adams County National Bank converted from a national banking association to a Pennsylvania state-chartered bank and trust company called ACNB Bank.

        On January 5, 2005, the Corporation completed its acquisition of Russell Insurance Group, Inc. The Corporation now owns and supervises Russell Insurance Group, Inc. as its insurance subsidiary.

        We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at ACNB Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Internet Availability of Proxy Materials

        Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2013. The notice of meeting, proxy statement, proxy card, ACNB Corporation's 2012 Annual Review, and ACNB Corporation's 2012 Annual Report on Form 10-K are available at acnb.com under the ACNB Corporation Investor Relations tab or directly at http://www.acnb.com/home/acn/acnb_meeting.

 VOTING PROCEDURES

Solicitation and Voting of Proxies

        The Board of Directors solicits this proxy for use at the Corporation's 2013 Annual Meeting of Shareholders. The Corporation's directors and officers and bank employees may solicit proxies in person or by telephone, facsimile, email or other similar electronic means without additional compensation. The Corporation's subsidiary bank will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of stock held by these entities. The Corporation's subsidiary bank will reimburse these third parties for their reasonable forwarding expenses. This proxy statement and the related proxy card are being distributed on or about March 26, 2013.

        Shareholders of record at the close of business on March 8, 2013 (the annual meeting record date), are entitled to vote at the meeting. The Corporation's records show that, as of the annual meeting record date, 5,965,368 shares of the Corporation's common stock, par value $2.50 per share, were outstanding. On all matters to come before the annual meeting, shareholders may cast one (1) vote for each share held. Cumulative voting rights do not exist with respect to the election of directors.

        You may vote your shares by completing and returning a written proxy card. You may also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and vote, if you later decide to attend in person. If your shares are registered directly in your name with ACNB Corporation's transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. As the shareholder of record, you have the right to grant your voting proxy directly to the proxyholders or to vote in person at the meeting. The Corporation has enclosed a proxy card for your use.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

        By properly completing a proxy, you appoint Alan J. Stock and Harry L. Wheeler as proxyholders to vote your shares, as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:

  1.
  Fixing the number of Directors of ACNB Corporation at thirteen (13);

  2.
  Fixing the number of Class 1 Directors at five (5);

  3.
  Fixing the number of Class 2 Directors at four (4);

  4.
  Fixing the number of Class 3 Directors at four (4);

  5.
  Electing five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified;

  6.
  Approving the non-binding vote on executive compensation; and,

  7.
  Ratifying the selection of ParenteBeard LLC as ACNB Corporation's independent auditors.

        You may revoke your written proxy by delivering written notice of revocation to Lynda L. Glass, Executive Vice President, Secretary & Chief Governance Officer of the Corporation, or by executing a later dated proxy and giving written notice of the revocation to Ms. Glass at any time before the proxy is voted at the meeting. Proxyholders will vote shares represented by proxies on the accompanying proxy card, if properly signed and returned, in accordance with instructions of shareholders.

        Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors. This proxy statement is being mailed to the Corporation's shareholders on or about March 26, 2013.

Quorum and Vote Required for Approval

        As of the close of business on March 8, 2013, the Corporation had 5,965,368 shares of common stock, par value $2.50 per share, outstanding.

        Under Pennsylvania law and ACNB Corporation's Bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one (1) vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under ACNB Corporation's Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.

        If a quorum is present, fixing the number of directors of the Board of Directors, fixing the number of directors in each class, approving the non-binding proposal on executive compensation, and ratifying the independent auditors for the year ending December 31, 2013, requires the affirmative "FOR" vote of a majority of all votes cast, in person or by proxy. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against the proposals. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

        If a quorum is present, the shareholders will elect the nominees for director receiving the highest number of "FOR" votes cast by those shareholders entitled to vote for the election of directors. The proxyholders will not cast votes for or against any director nominees where the broker withheld authority.

GOVERNANCE OF THE CORPORATION

        Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and executive management believe promote this purpose, are sound, and represent best practices. We continually review these governance practices, Pennsylvania law (the state in which we are incorporated), rules and listing standards of The Nasdaq Stock Market, SEC regulations, as well as best practices suggested by recognized governance authorities. Currently, our Board of Directors has fourteen (14) members. Pursuant to the Corporation's mandatory retirement requirements, Ronald L. Hankey will retire at the annual meeting. Under the SEC and Nasdaq standards for independence, all non-employee directors and nominees meet the standards for independence. This constitutes more than a majority of our Board of Directors. Only independent directors serve on our Audit Committee, Nominating Committee, and Compensation Committee.

Leadership Structure

        The Corporation chooses to separate the roles of Chairman and President & Chief Executive Officer. The President & Chief Executive Officer is responsible for implementing the strategic direction of the Corporation, as determined by the Board of Directors, and the day-to-day leadership and performance of the Corporation. The Chairman oversees the agenda for and presides over Board of Director meetings, as well as provides leadership to the Board and facilitates communication between the Board of Directors and executive management. Currently, even though the Corporation's Chairman of the Board is not considered independent under the SEC and Nasdaq standards for independence, the Corporation believes he is best suited to serve as Chairman of the non-employee directors because he is the most familiar with the Corporation's business and industry. However, due to the current Chairman's pending retirement as a director, the Corporation expects to name an independent director as a new Chairman of the Board prior to the annual meeting. At the current time, the Corporation also has formally designated a lead independent director, the Vice Chairman of the Board, who chairs the Corporation's Executive Committee.

Risk Oversight

        The Board of Directors has a role in overseeing the Corporation's risks as a whole and at the committee level. The Audit Committee is primarily responsible for overseeing the risks the Corporation faces on behalf of the Board of Directors. The Audit Committee works closely with the Corporation's Chairman of the Board, President & Chief Executive Officer, and ACNB Bank's Chief Risk Officer, as well as with other members of management with respect to matters relating to risk management. The Audit Committee receives reports on risk management and the processes in place to monitor and control such exposures. The Audit Committee may also receive updates, from time to time, between meetings from management relating to risk oversight matters. The Audit Committee provides updates on its risk management activities to the full Board of Directors via the committee's meeting minutes. Further, members of management may make presentations on risk management to the full Board of Directors or another committee of the Board of Directors.

        In addition to the Audit Committee, other committees of the Board of Directors consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may be implicated by the Corporation's compensation practices. Also, the Strategic Planning Committee assesses the risks associated with the Corporation's executive management succession plans.

Director Independence

        In determining each director's and nominee's independence, the Board of Directors considered loan transactions between the bank and the individuals, their family members, and businesses with which they are associated. The table below includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and those transactions set forth under "Transactions with Directors and Executive Officers" below) in reaching its determination that the directors are independent.

Name	Independent	Other Transactions/ Relationships/Arrangements
Frank Elsner, III	Yes	None
Scott L. Kelley	Yes	None
James J. Lott	Yes	None
Robert W. Miller	Yes	None
Donna M. Newell	Yes	None
J. Emmett Patterson	Yes	None
Daniel W. Potts	Yes	None
Marian B. Schultz	Yes	None
David L. Sites	Yes	Vendor Relationship
Alan J. Stock	Yes	Vendor Relationship
Harry L. Wheeler	Yes	None
James E. Williams	Yes	None

        In each case, the Board of Directors determined that none of the transactions impaired the independence of the director.

Directors of ACNB Corporation

        The following table sets forth, as of March 8, 2013 (in alphabetical order), selected information about the Corporation's directors and director nominees.

Name	Class of Director	Director Since	Age as of March 8, 2013
Frank Elsner, III, Vice Chairman	3	2002	51
Ronald L. Hankey, Chairman(1)	1	1982	72
Scott L. Kelley	3	2012	61
James J. Lott	1	2007	50
Robert W. Miller	1	2007	64
Donna M. Newell	2	2012	42
J. Emmett Patterson	1	2012	65
Daniel W. Potts	3	2004	60
Thomas A. Ritter	3	2001	61
Marian B. Schultz	1	1992	63
David L. Sites	2	2010	57
Alan J. Stock	2	2005	55
Harry L. Wheeler	2	1999	72
James E. Williams	1	2007	59

(1)
Due to the Corporation's mandatory retirement requirements, Mr. Hankey will retire at the annual meeting.

Executive Officers of ACNB Corporation

        The following table sets forth, as of March 8, 2013, selected information about the Corporation's Named Executive Officers, each of whom is appointed by the Board of Directors and each of whom holds office at the Board's discretion.

Name and Position	Position Held	Age as of March 8, 2013
Ronald L. Hankey
Chairman of the Board	1982-Present	72
Chief Executive Officer	1982-2003
President	1982-2000
Thomas A. Ritter
Chief Executive Officer	2003-Present	61
President	2001-Present
Executive Vice President	2000-2001
Frank C. Russell, Jr.
President & Chief Executive Officer of Russell Insurance Group, Inc.	2005-Present	64
Lynda L. Glass
Chief Governance Officer	2011-Present	52
Secretary	2008-Present
Secretary & Treasurer	2006-2008
Executive Vice President	2003-Present
Assistant Secretary	1993-2003
David W. Cathell
Executive Vice President, Treasurer & Chief Financial Officer	2008-Present	58
Senior Vice President & Chief Financial Officer	2007-2008
Principal Financial Officer	2006-2007

        Prior to the Corporation's acquisition of Russell Insurance Group, Inc. in 2005, Mr. Russell served as the President of Russell Insurance Group, Inc. since its founding in 1978.

        Prior to joining the Corporation, Mr. Cathell served as Senior Vice President & Chief Financial Officer of Fulton Bancshares Corporation in McConnellsburg, Pennsylvania, during 2005. Prior to that, Mr. Cathell was Executive Vice President & Chief Financial Officer of Pennsylvania State Bank in Camp Hill, Pennsylvania, from 1999 through 2004.

Meetings and Committees of the Board of Directors

        The Board of Directors of ACNB Corporation met twelve (12) times during 2012. The Corporation maintains an Audit Committee (which is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934), Executive Committee, Compensation Committee, Nominating Committee, and Strategic Planning Committee. A total of twenty-eight (28) Board and committee meetings of the Corporation's Board of Directors were held in 2012. During 2012, each of the directors attended at least 75% of the combined total number of meetings of the Corporation's Board of Directors and the committees of which he or she was a member. While the Board of Directors has no formal policy concerning attendance at the Annual Meeting of Shareholders, all directors are expected to attend. All but one of the directors attended the 2012 Annual Meeting of Shareholders, and we expect that they will all attend the 2013 Annual Meeting of Shareholders.

        Audit Committee.    Members of the Audit Committee during 2012 were Daniel W. Potts, who served as Chair, Frank Elsner, III, Robert W. Miller, Donna M. Newell, Marian B. Schultz, David L. Sites, and Harry L. Wheeler. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, Ronald L. Hankey, Thomas A. Ritter, David W. Cathell, Lynda L. Glass, and James P. Helt were invited to attend committee meetings. The principal duties of the Audit Committee, as set forth in its charter, include reviewing significant audit and accounting principles, policies and practices; reviewing performance of internal auditing procedures; overseeing risk management; and, recommending annually to the Board of Directors the engagement of an independent auditor. The charter of the Audit Committee is incorporated by reference to Appendix A of this proxy statement. The committee met four (4) times during 2012.

        Executive Committee.    Members of the Executive Committee during 2012 were Frank Elsner, III, who served as Chair, Daniel W. Potts, Marian B. Schultz, David L. Sites, Alan J. Stock, and James E. Williams. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, Ronald L. Hankey and Thomas A. Ritter served as ex-officio members of this committee, and David W. Cathell, Lynda L. Glass, and James P. Helt were invited to attend committee meetings. The principal duties of the Executive Committee are to act on behalf of the Board between meetings and to evaluate governance issues. The committee met one (1) time during 2012.

        Compensation Committee.    Members of the Compensation Committee during 2012 were James E. Williams, who served as Chair, Frank Elsner, III, Scott L. Kelley, James J. Lott, Marian B. Schultz, Alan J. Stock, and Harry L. Wheeler. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, Ronald L. Hankey, as Chairman of the Board, was invited to attend committee meetings. The principal duties of the Compensation Committee include evaluating and recommending to the Board of Directors the executive officer compensation plans, policies and programs of the Corporation. The charter of the Compensation Committee is incorporated by reference to Appendix B of this proxy statement. The Compensation Committee met three (3) times during 2012.

        Nominating Committee.    Members of the Nominating Committee during 2012 were Marian B. Schultz, who served as Chair, Frank Elsner, III, Donna M. Newell, Alan J. Stock, Harry L. Wheeler,

and James E. Williams. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence. In addition, Ronald L. Hankey, as Chairman of the Board, was invited to attend committee meetings. The principal duties of the Nominating Committee include identifying qualified individuals to serve on the Board and recommending nominees to the Board. The charter of the Nominating Committee is incorporated by reference to Appendix C of this proxy statement. The Nominating Committee met one (1) time during 2012.

        Strategic Planning Committee.    Members of the Strategic Planning Committee during 2012 were Ronald L. Hankey, who served as Chair, Frank Elsner, III, Daniel W. Potts, Thomas A. Ritter, Marian B. Schultz, David L. Sites, Alan J. Stock, and James E. Williams. The principal duties of the Strategic Planning Committee include overseeing the development of and monitoring the progress of the Corporation's strategic plan; keeping the Board of Directors informed of developments, trends and opportunities in the industry that might help improve the Corporation's profitability, growth and/or customer service; and, establishing Board and senior management succession plans. The committee met seven (7) times during 2012.

Shareholder Communications

        The Board of Directors has formal shareholder communications processes for the submission of shareholder proposals and nomination of directors, as described below. In addition, shareholders may contact any member of the Board personally, by telephone or by written correspondence including email. Written communications received by the Corporation from shareholders are shared with the full Board as deemed appropriate.

Submission of Shareholder Proposals

        In order for a shareholder proposal (other than director nominations) to be considered for inclusion in ACNB Corporation's proxy statement for next year's annual meeting, the written proposal must be received by the Corporation no later than November 26, 2013. Proposals may be sent to Lynda L. Glass, Executive Vice President, Secretary & Chief Governance Officer of ACNB Corporation, at 16 Lincoln Square, P.O. Box 3129, Gettysburg, Pennsylvania 17325.

        All proposals must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. If a shareholder proposal is submitted to the Corporation after November 26, 2013, it is considered untimely; and, although the proposal may be considered at the annual meeting, the Corporation is not obligated to include it in the 2014 Proxy Statement.

Employee Code of Ethics

        Since May 1994, ACNB Bank, formerly Adams County National Bank, has had a Conflict of Interest/Code of Ethics. In 2003, as required by law and regulation, the Corporation's Board of Directors first adopted a Code of Ethics which is applicable to our directors, officers and employees.

        The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics to ACNB Corporation's Chief Governance Officer. We have filed a copy of the Code of Ethics with the SEC as an exhibit to the Annual Report on Form 10-K filed by the Corporation on March 15, 2013.

 ELECTION OF DIRECTORS

Nomination of Directors

        The Corporation has a standing Nominating Committee with a charter. Recommendations to the Board of Directors as to the nominees for election as directors at the Annual Meeting of Shareholders are provided by the Nominating Committee. The Nominating Committee will consider shareholder-recommended nominees for director, and shareholders who desire to propose an individual for consideration by the Board of Directors as a nominee for director should submit a recommendation in writing to the Secretary of the Corporation in compliance with the requirements of Article II, Sections 202 and 203, of the Corporation's Bylaws. Any shareholder who intends to nominate a candidate for election to the Board of Directors must notify the Secretary of the Corporation in writing not less than fourteen (14) days prior to the date of any shareholder meeting called for the election of directors.

Qualification and Nomination of Directors

        The Corporation's Articles of Incorporation authorize the number of directors to be not less than five (5) and not more than twenty-five (25). Further, the Corporation's Articles of Incorporation and Bylaws provide for three (3) classes of directors with staggered terms of office of three (3) years that expire at successive annual meetings. Pursuant to Article II, Section 205, of the Corporation's Bylaws, no director or nominee shall stand for election, if as of the date of election, he or she shall have attained the age of seventy-two (72) years old. Currently, the number of directors is set at fourteen (14): Class 1 consists of six (6) directors, Class 2 consists of four (4) directors, and Class 3 consists of four (4) directors. However, pursuant to Article 11 of the Corporation's Articles of Incorporation and Article I, Section 105, of the Corporation's Bylaws, at each shareholder meeting for the election of directors, the shareholders determine how many directors will be elected to serve in each class. The Board of Directors believes that it is in the Corporation's best interest to fix the number of directors at the 2013 Annual Meeting at thirteen (13). The proposed thirteen (13) member Board of Directors will consist of five (5) Class 1 Directors, four (4) Class 2 Directors, and four (4) Class 3 Directors. Shareholders will elect five (5) Class 1 Directors to serve for terms of three (3) years until their successors are elected and qualified.

        The Nominating Committee believes that a director nominee must have the following attributes/qualifications before being recommended as a nominee: stock ownership in the Corporation, the willingness to commit time, a commitment to independence, a commitment to the Corporation's community, financial competence, a good reputation, integrity, good communication skills, and the willingness and ability to speak up for the interests of the Corporation. A director nominee shall also have expertise that strengthens the Board of Directors. When evaluating potential director nominees, the Nominating Committee considers the skills and expertise of the current Board members and seeks director nominees with knowledge, skills and abilities that enhance and complement—rather than duplicate—the experiences and skills already represented on the Board of Directors. Further, the Nominating Committee ensures director nominees complement the Corporation's strategic vision and direction, a fundamental priority for the Board of Directors. The Nominating Committee follows the same process for evaluating shareholder-recommended nominees for director.

        The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that members of the Board of Directors represent diverse viewpoints and experience. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate's credentials in the context of these standards.

        The Board of Directors nominated incumbent directors James J. Lott, Robert W. Miller, J. Emmett Patterson, Marian B. Schultz, and James E. Williams to serve as Class 1 Directors until the expiration of the term of the class or until their earlier death, resignation, or removal from office. Ms. Schultz and Messrs. Lott, Miller, Patterson and Williams are presently members of the Board of Directors and have consented to serve another term as a director if reelected. If any of the nominees should be unavailable to serve for any reason, a majority of the Board of Directors then in office may fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

        The proxyholders intend to vote all proxies for the election of each of the nominees named below, unless you indicate that your vote should be withheld from any or all of them.

        The Board of Directors proposes the following nominees for election as Class 1 Directors at the annual meeting:

Class 1 Director Nominees

James J. Lott	Marian B. Schultz
Robert W. Miller	James E. Williams
J. Emmett Patterson

        The Board of Directors recommends that shareholders vote FOR the proposal to elect the nominees listed above.

Information as to Nominees and Directors

        Set forth below, as of March 8, 2013, are the principal occupations and certain other information regarding nominees for director and retiring and continuing directors including the experience, qualifications, attributes or skills that contribute to the nominee's or director's ability to oversee the management of the Corporation. Unless otherwise specified, all business experience is for the past five (5) years in the same or similar position. You will find information about their share ownership on pages 12 through 14.

Class 1 Director (to serve until 2013)

Ronald L. Hankey	Mr. Hankey, age 72, is Chairman of the Board of the Corporation and ACNB Bank, as well as is Vice Chairman of the Board of Directors of Russell Insurance Group, Inc. He served as the Corporation's Chief Executive Officer from 1982 until December 31, 2003. He also served as the Corporation's President from 1982 until December 31, 2000. He served as ACNB Bank's President & Chief Executive Officer from 1975 until December 31, 2000. Mr. Hankey has been a member of the Corporation's Board of Directors and has served as Chairman of the Board since 1982. He also has been a member of ACNB Bank's Board of Directors and has served as Chairman of the Board since 1975. He has been a member of Russell Insurance Group, Inc.'s Board of Directors and has served as Vice Chairman of the Board since 2005. Mr. Hankey's more than 55 years of experience in the financial services industry, including 20 years of experience as the Corporation's Chief Executive Officer, provides him with unique insights into the Corporation's challenges, strategic goals, and operations.

Class 1 Directors (to serve until 2013; nominees to serve until 2016 if duly elected and qualified)
James J. Lott
Mr. Lott, age 50, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2007. He is President of Bonnie Brae Fruit Farms, Inc. located in Gardners, Pennsylvania. Mr. Lott offers extensive experience in agribusiness, a leading economic driver in Adams County and Pennsylvania, and his business insight is leveraged to provide guidance in understanding this important segment of the local economy.
Robert W. Miller
Mr. Miller, age 64, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2007 and serves as an audit committee financial expert. He is Vice President of Miller, Brown, Ohm & Associates, P.C., a certified public accounting firm located in McSherrystown, Pennsylvania. Mr. Miller has extensive experience with public and financial accounting matters and has expertise with respect to advising on financial objectives and planning.
J. Emmett Patterson
Mr. Patterson, age 65, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. He is President & Owner of JDCS Enterprise, which owns nine McDonald's restaurants in southcentral Pennsylvania, including seven in the Gettysburg and Hanover markets. His career with McDonald's spans more than 40 years. Prior to becoming an owner operator, Mr. Patterson held a number of positions in management with McDonald's Corporation, as well as served as staff director for McDonald's World Training Center. Mr. Patterson's ownership and operation of McDonald's franchises brings strong financial, business and human resources background to the Board.
Marian B. Schultz
Ms. Schultz, age 63, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 1992. She retired in 2012 as Dean of the School of Academic Programs & Services and Library & Multi-Media Services at Shippensburg University located in Shippensburg, Pennsylvania. Ms. Schultz has extensive experience in academia with strong skills in program development and implementation, human relations, and academic administration.
James E. Williams
Mr. Williams, age 59, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2007. He is President of C.E. Williams Sons, Inc., a paving and excavating company located in Gettysburg, Pennsylvania. Mr. Williams is an experienced leader of a paving and excavating company and served as Chairman of the Adams County Economic Development Corporation, exhibiting proven expertise in the overall management of a company including matters related to financial oversight, human resources, and risk management.
Class 2 Directors (to serve until 2015)
Donna M. Newell
Ms. Newell, age 42, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. She is Senior Engineer and President of NTM Engineering, Inc., a firm located in Dillsburg, Pennsylvania, that specializes in water resources and structural engineering as well as engineering course development and instruction. Ms. Newell brings her engineering, technology and business expertise to the Board.

David L. Sites	Mr. Sites, age 57, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2010. He is Owner & Managing Partner of Realty Leasing & Management Co., a real estate development and holding company located in Gettysburg, Pennsylvania. Mr. Sites offers over 30 years of experience in real estate sales, management and development and provides proven experience in community relations, risk management, and overall management performance.
Alan J. Stock
Mr. Stock, age 55, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2005. He is the owner of Eicholtz Company, an office equipment and furniture dealership located in New Oxford, Pennsylvania. Mr. Stock brings to the Board entrepreneurial experience and strong financial and business acumen.
Harry L. Wheeler
Mr. Wheeler, age 72, has been a member of the Corporation's Board of Directors since March 1, 1999, and of ACNB Bank's Board of Directors since October 1, 2000. He served as a director of Farmers National Bank of Newville from 1987 until October 1, 2000. Mr. Wheeler is retired and the former proprietor of Wheeler Drywall located in Carlisle, Pennsylvania. Mr. Wheeler has extensive small business management experience, with proven skills in financial oversight, decision-making, and organizational and project management.
Class 3 Directors (to serve until 2014)
Frank Elsner, III
Mr. Elsner, age 51, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2002. He has also served as Vice Chairman of both Boards of Directors since 2007 and has been a member of the Board of Directors of Russell Insurance Group, Inc. since 2012. He retired in 2012 as President, Chief Executive Officer & Treasurer of Elsner Engineering Works, Inc., an engineering and manufacturing company located in Hanover, Pennsylvania. Mr. Elsner has extensive management experience with a company that operates internationally, as well as strong skills in cross cultural communications, financial management, sales and marketing, and strategic planning.
Scott L. Kelley, Esquire
Mr. Kelley, age 61, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2012. He is an attorney and President of the law firm of Stonesifer and Kelley, P.C. of Hanover, Pennsylvania, and served as the Executive Director of Community Banks Insurance Services from 2007 to 2009. The Board benefits from Mr. Kelley's more than 30 years of experience practicing law in the areas of business and commercial law; real estate law; agricultural law; oil, gas and mineral law; and, estate planning and administration, as well as from his experience in the insurance industry.

Daniel W. Potts	Mr. Potts, age 60, has been a member of both the Corporation's and ACNB Bank's Boards of Directors since 2004 and serves as an audit committee financial expert. He has also been a member of the Board of Directors of Russell Insurance Group, Inc. since 2005. He has more than 25 years of global business experience, including 10 years with major accounting firms. Mr. Potts is currently Director of Business Development/Global Financial Services with Capgemini, a worldwide provider of consulting, technology and outsourcing services. Mr. Potts' financial and business skills and extensive experience with financial accounting matters provide invaluable insight and guidance to the Board's oversight function.
Thomas A. Ritter
Mr. Ritter, age 61, is President & Chief Executive Officer of the Corporation and ACNB Bank, as well as is Chairman of the Board of Directors of Russell Insurance Group, Inc. He served as Executive Vice President of the Corporation and ACNB Bank from January 1, 2000, until December 31, 2000. Effective January 1, 2001, he became President of the Corporation and President & Chief Executive Officer of ACNB Bank. Effective December 31, 2003, Mr. Ritter became the Corporation's Chief Executive Officer. He has been a member of both the Corporation's Board of Directors and ACNB Bank's Board of Directors since 2001. He has been a member of Russell Insurance Group, Inc.'s Board of Directors and has served as Chairman of the Board since 2005. Mr. Ritter had previously served as a member of both the Corporation's and ACNB Bank's Boards of Directors from 1997 until his retirement from each Board in December 1999. From 1986 until December 1999, Mr. Ritter was an insurance agent in Gettysburg, Pennsylvania. Mr. Ritter's more than 25 years of experience in the financial services industry, including nine years as the Corporation's Chief Executive Officer, provides him with unique insights into the Corporation's challenges, strategic goals, and operations.

SHARE OWNERSHIP

Principal Shareholders

        As of December 31, 2012, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of the Corporation's outstanding common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

        The following table sets forth, as of December 31, 2012, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee for director, each Named Executive Officer, and all Named Executive Officers, directors and nominees of the Corporation as a group. Unless otherwise noted, shares are held individually and the percentage of class is less than 1% of the outstanding common stock.

        Beneficial ownership of shares of ACNB Corporation common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

  •
  Voting power, which includes the power to vote or to direct the voting of the stock; or,

  •
  Investment power, which includes the power to dispose or direct the disposition of the stock; or,

  •
  The right to acquire beneficial ownership within sixty (60) days after December 31, 2012.

        Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly and individually by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

Name of Individual or Identity of Group	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Class 1 Directors
Ronald L. Hankey	22,341(2)	—
James J. Lott	5,300(3)	—
Robert W. Miller	4,858(4)	—
J. Emmett Patterson	500(5)	—
Marian B. Schultz	6,158(6)	—
James E. Williams	5,787	—
Class 2 Directors
Donna M. Newell	974(7)	—
David L. Sites	22,624(8)	—
Alan J. Stock	23,601(9)	—
Harry L. Wheeler	10,436	—
Class 3 Directors
Frank Elsner, III	10,249(10)	—
Scott L. Kelley	12,162	—
Daniel W. Potts	1,274	—
Thomas A. Ritter	7,428(11)	—
Named Executive Officers
Frank C. Russell, Jr.	0	—
President & Chief Executive Officer of Russell Insurance Group, Inc.
Lynda L. Glass	2,672(12)	—
Executive Vice President, Secretary & Chief Governance Officer of ACNB Corporation
David W. Cathell	9,080(13)	—
Executive Vice President, Treasurer & Chief Financial Officer of ACNB Corporation
All Officers, Directors and Nominees as a Group (14 Directors/Nominees, 5 Officers, 17 persons in total)	145,444	2.44%

(1)
The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the SEC and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after December 31, 2012. Beneficial ownership may be disclaimed as to certain of the securities.

(2)
Figure includes 8,095 shares held solely by Mr. Hankey and 14,246 shares held jointly with Mr. Hankey's spouse.

(3)
Figure includes 1,224 shares held solely by Mr. Lott and 4,076 shares held jointly with Mr. Lott's spouse.

(4)
Figure includes 1,469 shares held solely by Mr. Miller and 3,389 shares held jointly with Mr. Miller's spouse.

(5)
These shares are held jointly with Mr. Patterson's spouse.

(6)
Figure includes 224 shares held solely by Ms. Schultz; 1,000 shares held jointly with Ms. Schultz's spouse; and, 4,934 shares held solely by Ms. Schultz's spouse.

(7)
Figure includes 224 shares held solely by Ms. Newell and 750 shares held jointly with Ms. Newell's spouse.

(8)
Figure includes 14,172 shares held solely by Mr. Sites; 1,468 shares held solely by Mr. Sites' spouse; and, 6,984 shares held in a trust of which Mr. Sites is the trustee.

(9)
Figure includes 2,773 shares held solely by Mr. Stock; 14,527 shares held jointly with Mr. Stock's spouse; and, 6,301 shares held solely by Mr. Stock's spouse.

(10)
Figure includes 1,940 shares held solely by Mr. Elsner and 8,309 shares held jointly with Mr. Elsner's spouse.

(11)
Figure includes 2,554 shares held solely by Mr. Ritter; 1,814 shares held jointly with Mr. Ritter's spouse; and, 3,060 shares held solely by Mr. Ritter's spouse.

(12)
These shares are held jointly with Ms. Glass' spouse.

(13)
Figure includes 7,725 shares held solely by Mr. Cathell and 1,355 shares held jointly with Mr. Cathell's spouse.

 COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors of ACNB Corporation and ACNB Bank

        Directors of the Corporation are not compensated for their services. Further, ACNB Bank does not compensate employee directors for attendance at Board of Directors meetings or committee meetings. However, in 2012, ACNB Bank's non-employee directors were compensated for their services rendered to the Corporation and to ACNB Bank as follows:

  •
  $9,000 annual retainer;

  •
  $400 per Board meeting;

  •
  $175 per hour for committee meetings with a minimum payment of $175;

  •
  $100 for committee chair per meeting; and,

  •
  $500 allowance for a half-day seminar plus expenses, if applicable, and $800 allowance for a full-day seminar plus expenses, if applicable.

        Effective June 2012, fifty percent (50%) of each director's annual retainer, as paid on a quarterly basis, is submitted as a voluntary cash purchase into the Corporation's Dividend Reinvestment and Stock Purchase Plan.

The following table summarizes the compensation of directors during 2012:

Name	Fees Earned or Paid in Cash ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Frank Elsner, III	$26,031	(2)	—	$216	$26,247
Scott L. Kelley	$13,719		—	$190	$13,909
James J. Lott	$18,956		—	$76	$19,032
Robert W. Miller	$21,413		—	$195	$21,608
Donna M. Newell	$13,181		—	$31	$13,212
J. Emmett Patterson	$1,150		—	—	$1,150
Daniel W. Potts	$20,581	(3)	—	$423	$21,004
Marian B. Schultz	$19,306		—	$584	$19,890
David L. Sites	$22,950		—	$106	$23,056
Alan J. Stock	$24,844		—	$268	$25,112
Harry L. Wheeler	$20,825		—	$1,338	$22,163
James E. Williams	$23,731		—	$140	$23,871

(1)
Represents the tax reportable imputed income attributed to the director supplemental life insurance plan.

(2)
Includes $500 paid for Board meetings of Russell Insurance Group, Inc.

(3)
Includes $1,250 paid for Board meetings of Russell Insurance Group, Inc.

Director Deferred Fee Plan

        In January 2001, ACNB Bank established a director deferred fee plan. Directors Elsner, Lott, Miller, Schultz, Sites, Stock, Wheeler and Williams participated in 2012. Directors may defer up to 100% of the director's income. Benefits are payable upon termination of service, change of control, and by specific participant election in accordance with IRS Code Section 409A. The deferred fees earn interest, and the interest and plan expenses are funded by bank-owned life insurance (BOLI).

Director Supplemental Life Insurance Plan

        Effective January 1, 2001, ACNB Bank established a director supplemental life insurance plan. All non-employee directors are eligible for the life insurance benefit. The plan currently insures eleven (11) directors. The director life insurance benefit of $100,000 per participating director will be provided through a single premium BOLI program because BOLI is a more cost-efficient way of providing the benefits. The eligible participating directors are not required to pay any premiums on the life insurance policy, but have the imputed value of the insurance coverage included in their taxable incomes.

Long-Term Care Insurance

        ACNB Bank provides long-term care insurance to directors, and eligibility is subject to medical underwriting acceptance. The plan currently insures nine (9) directors. The eligible participating directors are not required to pay any premiums. The long-term care insurance provides a monthly maximum base benefit of $4,000 for long-term care needs.

Executive Compensation

Compensation Discussion and Analysis

        The Compensation Committee is charged with recommending to the Board of Directors of ACNB Corporation the compensation for all of the Named Executive Officers. For the year 2012, the Named Executive Officers include the

  •
  Chairman of the Board of the Corporation;

  •
  President & Chief Executive Officer of the Corporation;

  •
  Executive Vice President, Secretary & Chief Governance Officer of the Corporation;

  •
  Executive Vice President, Treasurer & Chief Financial Officer of the Corporation; and,

  •
  President & Chief Executive Officer of Russell Insurance Group, Inc.

        The Chairman of the Board of the Corporation also serves as the Chairman of the Board of the Corporation's banking subsidiary, ACNB Bank. The President & Chief Executive Officer of the Corporation also serves as the President & Chief Executive Officer of ACNB Bank. The Executive Vice President, Secretary & Chief Governance Officer of the Corporation also serves as the Executive Vice President, Secretary & Chief Risk Officer of ACNB Bank. The Executive Vice President, Treasurer & Chief Financial Officer of the Corporation also serves as the Executive Vice President, Treasurer & Chief Financial Officer of ACNB Bank.

Compensation Objectives and Policies

        The primary objectives of the Corporation's compensation philosophy remain to attract, motivate, reward and retain executives who

  •
  maintain the safety and soundness of the Corporation,

  •
  sustain and enhance long-term investor value,

  •
  enforce internal controls deemed appropriate by our auditors and regulators, and

  •
  execute the strategic plans as prioritized by the Board of Directors.

        The Compensation Committee and the Board of Directors of the Corporation seek to establish fair compensation policies in order to attract, motivate, reward and retain competent managers whose efforts will enhance the Corporation's profitability and growth. The Compensation Committee treats compensation as an evolving process depending on the strategic objectives of the Corporation, as determined by the Board of Directors at that time.

The Role of the Executive Officers in Setting Compensation

        The President & Chief Executive Officer discusses the Executive Vice President, Secretary & Chief Governance Officer's and the Executive Vice President, Treasurer & Chief Financial Officer's performance with the Compensation Committee and provides insight on merit compensation. The Compensation Committee, without input from other executive officers, reviews the performance of the President & Chief Executive Officer and the Chairman of the Board. The Compensation Committee then reports on the performance of the executives and recommends compensation levels to the Board of Directors.

        The Board of Directors of Russell Insurance Group, Inc., the insurance subsidiary, recommends the compensation level for the President & Chief Executive Officer of Russell Insurance Group, Inc. to the Compensation Committee, which reviews the recommendation and subsequently makes an independent recommendation to the Board of Directors of ACNB Corporation.

        The members of the Board of Directors of the Corporation, using their respective business judgment and after hearing the Compensation Committee's report, determine the compensation levels for all Named Executive Officers. The Named Executive Officers do not participate in the determination process of their respective annual base salaries and are not present when their respective compensation is discussed by the Compensation Committee or discussed and approved by the Board of Directors.

The Role of a Consultant in Setting Compensation

        In 2011, the Compensation Committee engaged Larry R. Webber, an independent executive compensation adviser, to provide an extensive review of the compensation of the Named Executive Officers, except the President & Chief Executive Officer of Russell Insurance Group, Inc. As compensation for the Named Executive Officers did not change materially in 2012, the Compensation Committee did not believe that it was prudent or necessary to engage a compensation consultant for the year 2012.

Benchmarking

        In 2012, the Corporation did not specifically benchmark its compensation policies against a peer group. As discussed in detail in its proxy statement for the year 2011 filed on March 27, 2012, the Corporation, through the services of Mr. Webber, benchmarked its compensation in 2011 wherein it was determined that the Named Executive Officers' (except the President & Chief Executive Officer of Russell Insurance Group, Inc., whose compensation was not addressed in the report) compensation continue to be lower than their peers.

        The Corporation does participate in an annual compensation survey and receives the results of the survey from L.R. Webber Associates, Inc., a compensation and benefits consulting firm which is not affiliated with Mr. Webber. The human resources manager of the Corporation's banking subsidiary interacts with the consulting firm, and the applicable results of the survey are available to the Compensation Committee for review. The survey includes general compensation information and salary ranges for executives of financial institutions throughout Pennsylvania. The survey is not used to benchmark any specific element of executive compensation to any specific financial institution or group of financial institutions, but is only used as an educational source as to the current trends in compensation at financial institutions primarily in Pennsylvania.

        In addition to the L.R. Webber Associates, Inc. survey, the Corporation receives information on compensation trends of financial institutions nationwide through resources provided by the American Bankers Association. The Compensation Committee also reviews the proxy material of other financial institutions in an effort to become more versed in the form of compensation awarded to executives at financial institutions and reviews educational material regarding executive compensation provided at various seminars and conferences attended by Compensation Committee members throughout the year.

The Role of the Shareholders' Say on Pay Vote

        At the 2012 Annual Meeting of Shareholders, the shareholders overwhelmingly voted in favor of approving the compensation of the Corporation's Named Executive Officers as presented in the Compensation Discussion and Analysis found in the Corporation's proxy statement dated March 27, 2012. The Compensation Committee will take the results of the vote, as well as the shareholders' vote on the frequency of the say on pay vote, into consideration in awarding compensation in 2013 consistent with the policies and practices outlined in the Compensation Discussion and Analysis and in providing for an annual say on pay vote.

Components of Compensation

        While the specific amount of compensation provided to the Corporation's executives may differ, the components of compensation are generally the same for our Named Executive Officers. For 2012, the Corporation's executive compensation and benefits package consisted primarily of base salary, retirement plans, and employee health and welfare benefit plans.

Base Salary

        The Compensation Committee believes that base salary should be the primary component of compensation. Fixed compensation provides the executive with the security of knowing that the majority of his or her compensation is not tied to market fluctuations. The amount of base salary is designed to retain Named Executive Officers who can further the strategic objectives of the Corporation and provide leadership to the Corporation. In recommending base salary, the Compensation Committee does not take into consideration any other forms of compensation which are and which may not be offered to the Named Executive Officers. The Compensation Committee believes that, by providing compensation without delay in the form of base salaries, it will successfully further the Corporation's goals of providing a stable environment for its Named Executive Officers which, in turn, encourages them to maintain the safety and soundness of the Corporation.

        Base salaries for our Named Executive Officers are established based upon their respective responsibilities, individual performance, longevity with the Corporation, and key Corporation performance measures including profitability and growth. The Compensation Committee and the Board of Directors of the Corporation do not assign specific quantitative measures to profitability and growth or performance targets, but uses its business judgment to determine if the Corporation's profitability and growth are sufficient enough to allow the Corporation the flexibility to award merit increases such that the increase would be a safe and sound practice. The Named Executive Officers are expected to assist the Corporation in sustaining and enhancing long-term investor value by maintaining the safety and soundness of the Corporation, enforcing internal controls deemed appropriate by our auditors and regulators, executing the strategic plans as prioritized by the Board of Directors, providing leadership and organizational development, and assisting in public relations. A Named Executive Officer's capacity to perform these tasks and achievement of these tasks are taken into consideration in determining whether the Named Executive Officer has performed as expected or has had outstanding performance.

The Named Executive Officers' salaries were raised only approximately 1.70% in 2012. The Social Security cost of living adjustment was 1.70% for 2012. Although the Compensation Committee was pleased with the performance of the Named Executive Officers, the increase in their respective base salary was a reflection of the then current state of the economy and the desire to preserve the assets of the Corporation and its banking subsidiary, and not a true reflection of their performance.

        The Board of Directors of Russell Insurance Group, Inc. recommends the amount of cash compensation for the President & Chief Executive Officer of Russell Insurance Group, Inc. to the Compensation Committee which reviews the recommendation. The Compensation Committee then makes an independent recommendation to the Board of Directors of ACNB Corporation, which sets the amount of cash compensation for all Named Executive Officers. The base amount and forms of compensation awarded the President & Chief Executive Officer of Russell Insurance Group, Inc. are based upon previous contract negotiations, the performance of Russell Insurance Group, Inc., and the role that the President & Chief Executive Officer of Russell Insurance Group, Inc. performs in the highly relationship-oriented industry of insurance sales.

Bonus Awards

        The Corporation does not have a formalized bonus plan for all Named Executive Officers. The President & Chief Executive Officer of Russell Insurance Group, Inc. is the only Named Executive Officer who has a formulized bonus structure which is addressed in his employment agreement. Given that his duties include marketing and sales, the Board of Directors of Russell Insurance Group, Inc. believes that offering him a formulized bonus will increase the profitability of the subsidiary, and therefore the Corporation, because it incents him to exceed $1 million in pre-tax profits in a calendar year. Beginning in 2011, the bonus structure is equal to five percent (5%) of the pre-tax income (based on historical agency accounting system) earned by Russell Insurance Group, Inc. during the preceding calendar year, provided that the actual pre-tax profits for that year exceeds $1 million; further provided, however, if Russell Insurance Group, Inc. is assessed with impairment charges, then the Board of Directors of Russell Insurance Group, Inc. may, at its sole discretion, award, adjust, or not award the bonus for any year in which impairment charges are applied to the Russell Insurance Group, Inc. income statement. This bonus structure also contains a clawback provision allowing the Corporation to recoup the appropriate funds if the Corporation is required to restate all or a portion of its financial statements as a result of or related to a restatement of Russell Insurance Group, Inc.'s financial statements or if the Corporation determines in its sole discretion that it is required by state or federal laws or regulations to implement the clawback provision.

        The Corporation may authorize discretionary bonus awards for the Named Executive Officers for the purpose of rewarding exceptional effort and performance. The Corporation has not set forth specific criteria for awarding bonuses, but treats each year's performance on a case-by-case basis and uses the Compensation Committee members' experience and individual business judgment when determining whether a bonus is appropriate.

        The Corporation may provide a holiday bonus annually to employees of its banking subsidiary. For the year of 2012, the bonus was one percent (1%) of the employee's regular earnings. This discretionary bonus is intended to reward employees for their service throughout the year. As the discretionary bonus is awarded to all eligible employees, the amount of the bonus is not taken into account when determining executive compensation.

Retirement Plans

        The Compensation Committee believes that retirement benefits are another important way to provide long-term financial security to employees, thus encouraging longevity and a low employee turnover rate. As the defined benefit plan and 401(k) plan are tax qualified retirement plans, the Corporation's retirement plans are not tied to Corporation or individual performance.

Defined Benefit Plan

        The Corporation's banking subsidiary, ACNB Bank, maintains a defined benefit plan which is available to all eligible employees hired on or before March 31, 2012. The plan provides a prospective benefit commencing at age sixty-five (65) for the employee's lifetime. If an employee has completed thirty (30) or more years of service, the employee is eligible to retire at age sixty-two (62) and receive full benefits. The plan contains a five (5) year vesting provision to ensure that the plan rewards employees for longevity. The amount paid under the plan is based upon a formula outlined in the plan and which is applicable to all ACNB Bank employees. The defined benefit plan is a very effective tool for employee retention and for providing long-term incentive compensation. All Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc., are employees of ACNB Bank and are eligible to participate in the plan.

401(k) Plan

        Both ACNB Bank and Russell Insurance Group, Inc. maintain a 401(k) plan which allows employees to save their own money for retirement, to earn a matching contribution from the subsidiary, and to direct the investment of all funds in the 401(k) plan. The percentage of match contributed to the Named Executive Officer's account is the same as contributed to all other eligible employees in each plan and is prescribed by the Internal Revenue Code. These plans are viewed as a necessity to successfully hire and retain employees in a competitive marketplace. All Named Executive Officers participate in ACNB Bank's 401(k) plan, except the President & Chief Executive Officer of Russell Insurance Group, Inc. who participates in Russell Insurance Group, Inc.'s 401(k) plan.

Supplemental Executive Retirement Plan

        In 2012, all Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc, were parties to supplemental executive retirement plan (SERP) agreements. The SERP agreements were designed to account for some of the limitations with traditional pension plans and the reduction in benefits under the Bank's defined benefit plan, and are intended to provide essential executive officers with an incentive to remain with the Corporation until retirement as opposed to terminating employment before retirement to work for a competitor. The triggering events for payment under the SERP agreements are reaching retirement age as delineated in the SERP agreement, change of control followed by termination of employment, or death. Benefit amounts for a termination prior to retirement age will be determined by the individual's number of years of service encouraging longevity with the Corporation. The SERP provides no current remuneration to the applicable Named Executive Officers and, therefore, is not taken into consideration when determining base salary.

Health and Welfare Plans

        Health and welfare plans are not tied to the Corporation or individual performance. The cost of providing such benefits to all eligible employees is not taken into account when determining specific salaries of the Named Executive Officers and is a cost of doing business.

Insurance Plans

        Group life, group disability, vision, and health insurance are available to all eligible employees. Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented employees at all levels of the Corporation.

Supplemental Life Insurance Plan

        The Corporation's supplemental life insurance plan provides a split-dollar share of death benefits to the Named Executive Officer's beneficiary, depending upon the Named Executive Officer's eligibility to receive payments. The plan is funded with bank-owned life insurance and is used to provide an additional benefit to certain officers, including the Named Executive Officers, with a minimal cost to the Corporation. Split-dollar life insurance plans are widely available in the banking industry because the Corporation will recover its plan costs upon the death of the Named Executive Officer and the Named Executive Officer's beneficiary will receive a split of the insurance proceeds. Although this benefit does not provide any current remuneration to the Named Executive Officer, it provides further incentive for longevity with the Corporation as it provides the executive the ability to provide some benefit to his or her family after his or her death. As the Corporation will recover its plan costs, the cost of the plan is not taken into consideration when determining base salary.

Long-Term Care Insurance

        The Corporation provides long-term care insurance to certain officers, including the Named Executive Officers employed by the Corporation's banking subsidiary, ACNB Bank. The cost of providing this benefit is offset by interest earned on bank-owned life insurance on the life of the Named Executive Officer. Long-term care insurance is seen as an additional benefit used to attract and retain competent executives at minimal cost; therefore, the cost of the plan is not taken into consideration when determining base salary or other benefits.

Perquisites

        The Corporation provides either a Corporation-owned or Corporation-leased vehicle to the President & Chief Executive Officer of ACNB Bank and to the President & Chief Executive Officer of Russell Insurance Group, Inc. The provision of a Corporation vehicle to these individuals is a customary benefit in the financial services industry as individuals in these positions frequently engage in public relations on behalf of the Corporation, ACNB Bank and/or Russell Insurance Group, Inc.

Equity Compensation

        In 2009, the shareholders approved a restricted stock plan for the benefit of employees and directors of ACNB Corporation and ACNB Bank, as determined by the Compensation Committee. The plan is intended to advance the best interests of the Corporation and its shareholders by providing those persons who have responsibility for the Corporation's growth with additional incentives by encouraging them to acquire an ownership interest in the Corporation and, thereby, further encouraging them to contribute to the success of the Corporation and ACNB Bank. The price volatility inherent in any form of performance-based equity compensation remains the main reason why other forms of compensation will be relied upon more heavily than equity compensation. The Compensation Committee has not yet granted any shares of restricted stock given the current state of the economy. The Compensation Committee is also still engaging in a thorough analysis of the industry and review of criteria to determine the best method to enhance shareholder value by providing an incentive to its executives under the plan. The Corporation has not instituted an equity ownership requirement for its Named Executive Officers.

Employment Agreements

        The Corporation and one of its subsidiaries have entered into employment agreements with the President & Chief Executive Officer, the Executive Vice President, Secretary & Chief Governance Officer, and the Executive Vice President, Treasurer & Chief Financial Officer, as well as the President & Chief Executive Officer of Russell Insurance Group, Inc.

Triggering Events

        The employment agreements with the President & Chief Executive Officer, the Executive Vice President, Secretary & Chief Governance Officer, and the Executive Vice President, Treasurer & Chief Financial Officer are similar and any difference is found in payment amounts which are adjusted given the respective role in the Corporation and the current trends in the financial services industry. In determining the triggering events in these agreements, the Corporation used triggering events which are standard and prevalent in the industry. The contracts are designed to compensate the Named Executive Officer if the Named Executive Officer is terminated without cause, is terminated after a change in control, or terminates employment for good reason. As the agreements are three (3) years in duration and as the Named Executive Officer has agreed to noncompetition provisions in the agreement, the Corporation believes that it is only appropriate that if the Named Executive Officer is terminated without cause or if the Corporation imposes a condition of employment upon the Named Executive Officer which would be considered a good reason for the Named Executive Officer to terminate employment under the agreement (in effect, if the Corporation breaches the agreement), then the Named Executive Officer should be paid the predetermined amount as damages as a result of the Corporation violating the employment agreement. Alternatively, if the Corporation undergoes a change in control and as a result the Named Executive Officer's employment is terminated by either the Named Executive Officer or the successor Corporation, the Corporation believes that it is in the best interests of the shareholders to provide the Named Executive Officer with security in order to ensure that decisions regarding potential changes in control are made in the best interests of the shareholders and that personal concerns regarding subsequent employment are minimized. The contracts give the Named Executive Officer the security of knowing that if he or she is terminated in one of those scenarios that he or she will receive some form of compensation during the transition phase from working for the Corporation to finding another position. In addition, the contracts contain a noncompetition provision, whereby the Named Executive Officer is not allowed to compete with the Corporation or solicit customers or employees of the Corporation for a specific period of time. The time period in which the Named Executive Officer receives compensation is related to the time period that the noncompetition provision is in effect.

        The three (3) year contract for the President & Chief Executive Officer of Russell Insurance Group, Inc. contains a payment trigger if his employment agreement is terminated without cause or he terminates employment for good reason. Therefore, if he terminates employment without good reason, he will not receive any payment. If there is a change in control, he will only receive a payment if a subsequent termination of employment meets the definition of a termination without cause or a voluntary termination for good reason. Given his role at Russell Insurance Group, Inc., and not at the Corporation, the Compensation Committee believes the triggering events are appropriate.

Vesting

        Given the number of years which the respective Named Executive Officers have worked for the Corporation or a subsidiary, specifically, thirteen (13) years for the President & Chief Executive Officer, twenty-eight (28) years for the Executive Vice President, Secretary & Chief Governance Officer, and seven (7) years for the Executive Vice President, Treasurer & Chief Financial Officer, the Compensation Committee did not feel that it was necessary to attach any additional vesting requirements upon the Named Executive Officers' agreements. In addition, the most recent agreements for the President & Chief Executive Officer and the Executive Vice President, Secretary & Chief Governance Officer and the President & Chief Executive Officer of Russell Insurance Group, Inc. replaced previous agreements which did not contain vesting requirements.

Accounting and Tax Treatments

        In the case that one of the events which trigger a payment under the ACNB Bank employment agreements occurs and a payment is made, if the payment is subject to the Internal Revenue Code Section 4999 (also referred to as 280G) penalty, then the Named Executive Officer will receive additional compensation such that, after taxes, the Named Executive Officer will receive what he or she is entitled to under the agreement. The gross-up provision is standard in employment agreements given to Named Executive Officers at Pennsylvania community banks and is intended to place the Named Executive Officer in the same financial position that the parties intended. The gross-up amount is not taken into consideration when determining annual base salary or other annual compensation awards, but was taken into account when determining the amount of each triggering event in the respective contract.

Material Differences in Compensation Awarded to Each Named Executive Officer

        The Named Executive Officers receive base salaries commensurate with their positions, responsibilities and past performance as recommended by the Compensation Committee and approved by the Board of Directors of ACNB Corporation using their respective business judgment. The amount of net income generated by Russell Insurance Group, Inc. is also taken into consideration when determining the President & Chief Executive Officer of Russell Insurance Group, Inc.'s base salary and bonus which is based upon a formula provided in his employment agreement and discussed in more detail in Bonus Awards.

        All Named Executive Officers receive a base salary, access to a 401(k) plan, and health and welfare plans. All Named Executive Officers, with the exception of the President & Chief Executive Officer of Russell Insurance Group, Inc., receive the discretionary bonus given to all eligible ACNB Bank employees and are eligible to participate in the ACNB Bank defined benefit plan.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in ACNB Corporation's proxy statement.

        This report is furnished by the Compensation Committee.

James E. Williams, Chair
Frank Elsner, III
Scott L. Kelley
James J. Lott
Marian B. Schultz
Alan J. Stock
Harry L. Wheeler

 EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS

        In 2012, ACNB Bank's Chief Risk Officer provided the Board of Directors with a risk assessment report for the Corporation's incentive compensation programs. The Board of Directors concluded that the programs are balanced, do not motivate imprudent risk taking, and are not reasonably likely to have a material adverse effect on the Corporation.

Summary Compensation Table

        The following table summarizes the total compensation for 2012, 2011 and 2010 for Thomas A. Ritter, the Corporation's President & Chief Executive Officer; David W. Cathell, the Corporation's Executive Vice President, Treasurer & Chief Financial Officer; and, the three other persons who were serving as executive officers of the Corporation or as the President & Chief Executive Officer of a subsidiary at the end of 2012. These individuals are referred to as the Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)		All Other Compensation ($)		Total ($)
Ronald L. Hankey	2012	$50,000	$10,500	$6,054		$50,311	(2)	$116,865
Chairman of the Board of the	2011	$50,000	$5,500	$30,884		$50,349	(3)	$136,733
Corporation(17)	2010	$47,000	$470	—		$49,033	(4)	$96,503
Thomas A. Ritter	2012	$299,400	$27,994	$402,989	(20)	$111,067	(5)	$841,450
President & Chief Executive	2011	$293,500	$17,935	$142,960		$47,434	(6)	$501,829
Officer of the Corporation(17)	2010	$285,000	$12,850	$108,468		$46,815	(7)	$453,133
Frank C. Russell, Jr.	2012	$300,000	$50,248	—		$6,449	(8)	$356,697
President & Chief Executive Officer	2011	$300,000	$0	—		$6,276	(9)	$306,276
of Russell Insurance Group, Inc.	2010	$300,000	$63,570	—		$6,934	(10)	$370,504
Lynda L. Glass	2012	$220,000	$22,200	$270,497	(20)	$27,533	(11)	$540,230
Executive Vice President,	2011	$217,500	$12,175	$126,173		$13,274	(12)	$369,122
Secretary & Chief Governance	2010	$208,284	$7,110	$68,229		$12,632	(13)	$296,255
Officer of the Corporation(18)
David W. Cathell	2012	$195,000	$21,950	$60,563	(20)	$88,870	(14)	$366,383
Executive Vice President,	2011	$185,000	$11,850	$23,722		$8,276	(15)	$228,848
Treasurer & Chief Financial	2010	$161,539	$6,650	$13,278		$7,078	(16)	$188,545
Officer of the Corporation(19)

(1)
The amounts shown represent the aggregate actuarial increase in the present value of the Named Executive Officer's benefits under the defined benefit plan and supplemental executive retirement plan (SERP) agreements.

(2)
Includes 401(k) plan employer matching contribution of $2,420; deferred compensation payments under his SERP of $42,996; and, imputed income of $4,895 related to supplemental life insurance.

(3)
Includes 401(k) plan employer matching contribution of $2,220; deferred compensation payments under his SERP of $42,996; and, imputed income of $5,133 related to supplemental life insurance.

(4)
Includes 401(k) plan employer matching contribution of $1,899; deferred compensation payments under his SERP of $42,996; and, imputed income of $4,138 related to supplemental life insurance.

(5)
Includes 401(k) plan employer matching contribution of $10,000; deferred compensation accruals under his SERP of $97,597; imputed income of $1,777 related to supplemental life insurance; and, personal use of company car of $1,693.

(6)
Includes 401(k) plan employer matching contribution of $9,800; deferred compensation accruals under his SERP of $33,909; imputed income of $1,714 related to supplemental life insurance; and, personal use of company car of $2,011.

(7)
Includes 401(k) plan employer matching contribution of $9,800; deferred compensation accruals under his SERP of $33,909; imputed income of $1,397 related to supplemental life insurance; and, personal use of company car of $1,709.

(8)
Includes 401(k) plan employer matching contribution of $2,423; imputed income of $389 related to supplemental life insurance; and, personal use of company car of $3,637.

(9)
Includes 401(k) plan employer matching contribution of $2,423; imputed income of $351 related to supplemental life insurance; and, personal use of company car of $3,502.

(10)
Includes 401(k) plan employer matching contribution of $3,119; imputed income of $322 related to supplemental life insurance; and, personal use of company car of $3,493.

(11)
Includes 401(k) plan employer matching contribution of $9,688; deferred compensation accruals under her SERP of $17,231; and, imputed income of $614 related to supplemental life insurance.

(12)
Includes 401(k) plan employer matching contribution of $9,187; deferred compensation accruals under her SERP of $3,505; and, imputed income of $582 related to supplemental life insurance.

(13)
Includes 401(k) plan employer matching contribution of $8,616; deferred compensation accruals under her SERP of $3,505; and, imputed income of $511 related to supplemental life insurance.

(14)
Includes 401(k) plan employer matching contribution of $8,678; deferred compensation accruals under his SERP of $79,759; and, imputed income of $433 related to supplemental life insurance.

(15)
Includes 401(k) plan employer matching contribution of $7,874 and imputed income of $402 related to supplemental life insurance.

(16)
Includes 401(k) plan employer matching contribution of $6,728 and imputed income of $350 related to supplemental life insurance.

(17)
For additional information regarding service to the Corporation and its subsidiaries, see "Information as to Nominees and Directors".

(18)
Also serves as Executive Vice President, Secretary & Chief Risk Officer for ACNB Bank and Vice President & Secretary for Russell Insurance Group, Inc.

(19)
Also serves as Executive Vice President, Treasurer & Chief Financial Officer for ACNB Bank and Vice President & Treasurer for Russell Insurance Group, Inc.

(20)
Includes additional amount accrued this year under the supplemental executive retirement plan (SERP) agreements based upon the Named Executive Officer's life expectancy.

Equity Compensation

        In 2009, the Corporation's shareholders approved the ACNB Corporation 2009 Restricted Stock Plan which allows the Corporation to grant up to 200,000 restricted shares under the plan. The Compensation Committee may grant restricted stock to employees and directors of ACNB Corporation and ACNB Bank contingent, for example, upon the employee, director, Corporation or Bank meeting specified goals or the employee or director remaining employed or affiliated with the Bank for a specific period of time. To date, no restricted stock has been granted under the plan.

Clawback Provisions

        As Mr. Russell's employment agreement is currently the only arrangement which provides compensation based upon financial information which may be required to be reported under securities law or which may have an effect on the financial information reported, it is the only arrangement to which a clawback applies. All bonuses under Mr. Russell's employment agreement earned after January 1, 2011, are subject to the clawback provision.

Supplemental Life Insurance Plan

        In January 2001, ACNB Bank implemented a supplemental life insurance plan for certain officers of the Bank to provide death benefits for each officer's designated beneficiaries. Beneficiaries designated by an officer are entitled to a split dollar share of the death proceeds from the life insurance policies on each officer which vary depending on the officer's age at death, employment status with the Bank at the time of death, and eligibility to receive payments. The plan is unsecured and unfunded, and there are no plan assets. The Bank has purchased single premium bank-owned life insurance (BOLI) policies on the lives of the officers and intends to use income from the BOLI policies to offset the plan benefit expenses.

401(k) Plan

        ACNB Bank maintains a defined contribution profit-sharing 401(k) plan. ACNB Bank is the plan sponsor and plan administrator. The plan is subject to certain laws and regulations under the Internal Revenue Code, and participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.

        An employee is eligible to participate in the plan after working for six (6) months and attaining the age of twenty (20) years and six (6) months. An eligible employee is automatically enrolled in the 401(k) plan, and the Bank will automatically withhold 4% of the employee's wages unless otherwise directed. ACNB Bank matches a percentage of the employee's contribution. In 2012, ACNB Bank's contribution equaled 100% of the employee's contribution up to a maximum of 4% of earned compensation. Effective January 1, 2000, ACNB Bank adopted a "safe harbor" provision for its 401(k) plan, which vests eligible contributions immediately upon entering the plan for both employer and employee contributions.

Group Term Life Insurance Plan

        ACNB Bank maintains a group term life insurance plan. All full-time Bank employees are eligible to participate in the plan. For 2012, the insurance benefit for employees was calculated as two (2) times salary, with a maximum of $250,000.

Long-Term Care Insurance

        ACNB Bank provides long-term care insurance to certain officers. The insurance provides a monthly benefit for long-term care needs.

Defined Benefit Plan

        Employees of ACNB Bank hired on or before March 31, 2012, are covered under the Bank's Group Pension Plan for Employees provided that they meet the eligibility criteria of the plan. The plan is a defined benefit pension plan under the Employee Retirement Income Security Act of 1974. The plan was restated November 1, 1998, effective January 1, 1999, and subsequently amended effective November 1, 2000, January 1, 2010, and April 1, 2012. ACNB Bank is the plan sponsor and plan administrator.

        Amounts are set aside each year to fund the plan on the basis of actuarial calculations. The amount of contribution to a defined benefit pension plan on behalf of a specific employee cannot be separately or individually calculated. The contribution to the plan made by ACNB Bank on behalf of all employees in 2012 was $1,856,000. This contribution exceeded the amount sufficient to meet the legal minimum funding requirements.

        Each eligible employee of ACNB Bank who attains the age of twenty (20) years and six (6) months and who completes one (1) year of service, in which one thousand (1,000) hours are worked, is eligible to participate in the plan on the following anniversary of the plan. Effective April 1, 2012, no inactive or former participant in the plan will be eligible to again participate in the plan, and no employee hired after March 31, 2012, will be eligible to participate in the plan. The plan generally provides for a prospective benefit at the age of sixty-five (65) years for the employee's remaining lifetime with payments certain for five (5) years. Effective January 1, 2010, the formula for determining a participant's benefit is the participant's earned benefit as of December 31, 2009, plus 0.75% of the participant's average monthly pay multiplied by the participant's benefit service earned on and after January 1, 2010, but not more than twenty-five (25) years. If an employee has completed thirty (30) or more years of vested service, he or she is eligible to retire at age sixty-two (62) with no reduction applied to his or her benefit.

Supplemental Executive Retirement Plan

        ACNB Bank entered into retirement income agreements with the Named Executive Officers, except Mr. Russell, to provide supplemental retirement income benefits to these officers upon the later of reaching their normal retirement date or separation of service. Mr. Hankey is currently receiving benefits under his agreement. Messrs. Ritter's and Cathell's and Ms. Glass' benefits are payable in equal monthly installments for the greater of 180 months or the executive's life. Benefits are also payable upon death. Benefit amounts will be determined by the individual's number of years of service. Benefits accrue annually, but may be reduced if termination of service occurs before the normal retirement date except after a change in control. In exchange for providing benefits under the agreements, the executives are bound by respective noncompetition arrangements. No benefits are payable under the agreements if the executive directly or indirectly engages in a business or activity that may be deemed competitive with ACNB Bank or the Corporation within fifty (50) miles of ACNB Bank's principal office. If the termination occurs before the executive's respective retirement date, this restriction applies for five (5) years after the date of the executive's separation of service; however, the restriction will not extend longer than three (3) years after the executive begins to receive benefits under the respective agreement. If the separation occurs after the executive's retirement date, then the restriction shall be in place for three (3) years. The restriction does not apply after a change in control. ACNB Bank purchased bank-owned life insurance policies on each officer to fund the retirement income agreements. Further information with respect to these agreements is set forth in the Notes to Consolidated Financial Statements contained in ACNB Corporation's 2012 Annual Report on Form 10-K.

Pension Benefits Table

        The following table summarizes the pension benefits which have accumulated and been paid to each of the eligible Named Executive Officers during 2012.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Ronald L. Hankey	Pension Plan	55	$1,223,069	$102,675
	Supplemental Executive Retirement Plan	16	$154,972	$42,996
Thomas A. Ritter	Pension Plan	13	$369,935	$0
	Supplemental Executive Retirement Plan	11	$800,249	$0
Frank C. Russell, Jr.	—	—	$0	$0
Lynda L. Glass	Pension Plan	28	$602,431	$0
	Supplemental Executive Retirement Plan	16	$200,109	$0
David W. Cathell	Pension Plan	7	$105,689	$0
	Supplemental Executive Retirement Plan	1	$30,400	$0

Employment Agreements

        On December 31, 2008, the Corporation and Adams County National Bank, now ACNB Bank, entered into amended and restated employment agreements with Thomas A. Ritter, President & Chief Executive Officer of the Corporation and the Bank, and Lynda L. Glass, Executive Vice President, Secretary & Chief Governance Officer of the Corporation and Executive Vice President, Secretary & Chief Risk Officer of the Bank. On April 17, 2009, the Corporation and the Bank entered into an employment agreement with David W. Cathell, Executive Vice President, Treasurer & Chief Financial Officer of the Corporation and the Bank (together, the "Agreements" and "Executives"). Under the Agreements, these Named Executive Officers are eligible for bonuses, paid time off, participation in employee benefit plans, and reimbursement of business expenses. Further, Mr. Ritter receives a company vehicle provided by the Corporation.

        The initial terms of the Agreements are three (3) years which automatically extend for an additional one (1) year period on each annual anniversary date of the Agreements, unless notice is given one hundred eighty (180) days prior to the anniversary date, so that on each anniversary date if notice had not been previously given the term shall continue for three (3) years.

        The Agreements automatically terminate if the Executives are terminated for "Cause", as defined in the Agreements, and all rights under the Agreements will terminate with the exception of the arbitration clause. The Agreements automatically terminate if the Executives terminate their employment for "Good Reason", as defined in the Agreements. If the Agreements terminate for "Good Reason", the Executives will receive the greater of (a) the compensation due for the remainder of the Agreements' terms or (b) in the case of Mr. Ritter two (2) times his salary and benefits for two (2) years, and in the case of Ms. Glass or Mr. Cathell one (1) times salary and benefits for one (1) year. The Agreements automatically terminate upon the Executives' disability, as defined in the Agreements, and the Executives will receive employee benefits and 75% of their compensation until (a) they return to work, (b) reach age sixty-five (65), (c) die, or (d) the employment period under the Agreements ends. The Agreements automatically terminate if the Executives voluntarily terminate the Agreements. If the Executives give notice within one hundred eighty (180) days of a "Change in Control", as defined in the Agreements, or the Executives' employment is terminated involuntarily, the Executives are entitled to 2.99 times the Executives' then current compensation "grossed-up" and to continue to receive benefits for two (2) years.

        The Agreements contain restrictive covenants precluding the Executives from engaging in competitive activities in a certain area and provisions preventing the Executives from disclosing proprietary information about the Corporation and Bank.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        As Named Executive Officers, Mr. Ritter, Ms. Glass and Mr. Cathell have entered into employment agreements with the Corporation which govern any payments upon termination or change in control. If on December 31, 2012, Mr. Ritter terminated his employment for Good Reason, as defined in the employment agreement, he would have received thirty-six (36) months of his salary in twenty-four (24) monthly payments plus benefits for twenty-four (24) months. If, on December 31, 2012, Ms. Glass terminated employment for Good Reason, she would have received thirty-six (36) months of her salary in twelve (12) monthly payments plus benefits for twelve (12) months. If, on December 31, 2012, Mr. Cathell terminated employment for Good Reason, he would have received twenty-seven and one-half (27 1/2) months of his salary in twelve (12) monthly payments plus benefits for twelve (12) months. If Mr. Ritter, Ms. Glass or Mr. Cathell terminates employment after a "Change in Control", as defined in the respective employment agreements, then he or she will be entitled to a lump sum of 2.99 times his or her respective annual salary plus benefits for two (2) years following termination. If the Corporation terminates the Named Executive Officer's employment without "Cause", then the respective Named Executive Officer will receive thirty-six (36) monthly payments in an amount equal to 2.99 times his or her respective annual salary plus benefits for two (2) years. Payments pursuant to a "Change in Control" or termination without "Cause" or for "Good Reason" will be grossed-up to accommodate for any excess tax imposed on the payments.

        All three (3) employment agreements contain noncompetition, nonsolicitation and confidentiality provisions. If the Corporation terminates the Named Executive Officer's employment without "Cause" or if the Named Executive Officer terminates employment with "Good Reason" or after a "Change in Control", then the noncompetition and nonsolicitation provisions continue for two (2) years after the termination of employment. If the Named Executive Officer's employment is terminated by the Corporation for "Cause" or if the Named Executive Officer terminates employment voluntarily without "Good Reason", then the noncompetition and nonsolicitation provisions continue for one (1) year after termination of employment.

        Upon a "Change in Control" followed by a separation of service, the Named Executive Officers will become vested in the retirement benefits under the supplemental executive retirement plan agreement. If the Named Executive Officer is terminated for reasons other than the commission of a felony involving Bank property prior to retirement, then he or she will be entitled to an early termination benefit in an amount determined based upon the year in which such termination occurs. The supplemental executive retirement plan agreement contains a noncompetition provision which restricts the Named Executive Officer's ability to compete and solicit customers.

        Upon any termination of employment, the respective Named Executive Officer will be entitled to receive normal retirement benefits equal to an amount determined by an actuarial formula as described in the defined benefit plan.

Ronald L. Hankey

        The following table shows the potential payments upon termination or change in control of the Corporation for Ronald L. Hankey. The chart assumes the triggering events took place on December 31, 2012.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination	For Cause Termination	Voluntary for Good Reason Termination	Change in Control	Disability	Death
Supplemental Executive Life Insurance	$0	$0	$0	$0	$0	$0	$0	$0	$425,500

        Mr. Hankey is currently receiving an annual payment of $42,996 under his supplemental executive retirement plan.

Thomas A. Ritter

        The following table shows the potential payments upon termination or change in control of the Corporation for Thomas A. Ritter. The chart assumes the triggering events took place on December 31, 2012.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$101,578	$101,578	$158,224	$101,578		$0	$101,578		$158,224		$0		$158,224
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$598,800
Severance Under Employment Agreement(2)	$0	$0	$0	$24,867	(3)	$0	$37,425	(4)	$895,206	(5)	$18,713	(6)	$0
Accrued Leave	$51,819	$51,819	$51,819	$51,819		$0	$51,819		$51,819		$51,819		$51,819
Health and Welfare Benefits	$0	$0	$821	$39,276		$0	$39,276		$39,276		$58,915		$0

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
For twenty-four (24) months.

(5)
Payable in a lump sum.

(6)
Monthly amount.

Frank C. Russell, Jr.

        The following table shows the potential payments upon termination or change in control of the Corporation for Frank C. Russell, Jr. The chart assumes the triggering events took place on December 31, 2012.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control	Disability	Death
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0	$0	$100,000
Severance Under Employment Agreement	$0	$0	$0	$25,000	(1)	$0	$25,000	(1)	$0	$0	$0

(1)
For twelve (12) months.

Lynda L. Glass

        The following table shows the potential payments upon termination or change in control of the Corporation for Lynda L. Glass. The chart assumes the triggering events took place on December 31, 2012.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$18,069	$18,069	$67,075	$18,069		$0	$18,069		$67,075		$0		$67,075
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$440,000
Severance Under Employment Agreement(2)	$0	$0	$0	$18,272	(3)	$0	$55,000	(4)	$657,800	(5)	$13,750	(6)	$0
Accrued Leave	$38,077	$38,077	$38,077	$38,077		$0	$38,077		$38,077		$38,077		$38,077
Health and Welfare Benefits	$0	$0	$634	$30,861		$0	$15,430		$30,861		$46,291		$0

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
For twelve (12) months.

(5)
Payable in a lump sum.

(6)
Monthly amount.

David W. Cathell

        The following table shows the potential payments upon termination or change in control of the Corporation for David W. Cathell. The chart assumes the triggering events took place on December 31, 2012.

Executive Benefits and Payments Upon Separation	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not For Cause Termination		For Cause Termination	Voluntary for Good Reason Termination		Change in Control		Disability		Death
Supplemental Executive Retirement Plan(1)	$13,875	$13,875	$38,569	$13,875		$0	$13,875		$38,569		$0		$38,569
Supplemental Executive Life Insurance	$0	$0	$0	$0		$0	$0		$0		$0		$352,227
Severance Under Employment Agreement(2)	$0	$0	$0	$16,196	(3)	$0	$37,240	(4)	$583,050	(5)	$12,188	(6)	$0
Accrued Leave	$33,750	$33,750	$33,750	$33,750		$0	$33,750		$33,750		$33,750		$33,750
Health and Welfare Benefits	$0	$0	$955	$30,611		$0	$15,306		$30,611		$35,713		$0

(1)
Annual amount paid in twelve (12) equal monthly installments for the greater of 180 months or for life.

(2)
Amounts will be grossed-up to account for any excise taxes and does not include the costs of benefits.

(3)
For thirty-six (36) months.

(4)
For twelve (12) months.

(5)
Payable in a lump sum.

(6)
Monthly amount.

Transactions with Directors and Executive Officers

        Some of ACNB Corporation's directors, executive officers, and their immediate family members and the companies with which they are associated were customers of and had banking transactions with ACNB Corporation's subsidiary bank during 2012. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectibility or present other unfavorable features. ACNB Corporation's subsidiary bank anticipates that they will enter into similar transactions in the future.

        The Corporation does not regularly engage in business transactions with directors and executive officers outside of its business of banking. Any other transactions with directors or executive officers are reviewed and approved by the Board of Directors on a case-by-case basis as the need arises. During 2012, the Corporation paid the related company of Alan J. Stock $149,232 for office furniture, equipment and supplies.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        Members of the Compensation Committee during 2012 were James E. Williams, Frank Elsner, III, Scott L. Kelley, James J. Lott, Marian B. Schultz, Alan J. Stock and Harry L. Wheeler. Each of these directors is "independent" as defined in the SEC and Nasdaq standards for independence.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is comprised of directors who meet SEC and Nasdaq standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors in April 2000, which has been subsequently revised and is incorporated by reference to Appendix A of this proxy statement.

        The Audit Committee met with management periodically during the year to consider the adequacy of the Corporation's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation's independent auditors and with appropriate Corporation financial personnel and internal auditors. The Audit Committee also discussed with the Corporation's management and independent auditors the process used for certifications by the Corporation's Chief Executive Officer and Chief Financial Officer, which are required for certain of the Corporation's filings with the SEC.

        The Audit Committee also met privately at its regular meetings with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Audit Committee.

        The Audit Committee appointed ParenteBeard LLC as the independent auditors for the Corporation after reviewing the firm's performance and independence from management.

        Management has primary responsibility for the Corporation's financial statements and the overall reporting process, including the Corporation's system of internal controls.

        The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the Corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

        The Audit Committee reviewed with management and ParenteBeard LLC, the Corporation's independent auditors, the Corporation's audited financial statements, as well as reviewed those financial statements and reports prior to issuance. Management has represented, and ParenteBeard LLC has confirmed, to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee received from and discussed with ParenteBeard LLC the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' Communication with the Audit Committee Concerning Independence. These items relate to that firm's independence from the Corporation. The Audit Committee also discussed with ParenteBeard LLC matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by ParenteBeard LLC, and discussed with the auditors their independence.

        The Audit Committee reviewed the audited financial statements and, based upon the review and discussions above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2012, which is then filed with the SEC.

        At present, the Corporation has two individuals designated as "audit committee financial expert". The Board of Directors has determined that Daniel W. Potts and Robert W. Miller are qualified to serve as the Corporation's audit committee financial experts and are independent as defined under applicable SEC and Nasdaq rules.

        This report is furnished by the Audit Committee.

Daniel W. Potts, Chair
Frank Elsner, III
Robert W. Miller
Donna M. Newell
Marian B. Schultz
David L. Sites
Harry L. Wheeler

INDEPENDENT AUDITORS

        Aggregate fees billed to ACNB Corporation by ParenteBeard LLC for 2012 and 2011 for services rendered are presented below:

	Year Ended December 31,
	2012	2011
Audit Fees	$136,819	$138,123
Audit-Related Fees	2,650	3,000
Tax Fees	29,725	24,750
All Other Fees	29,776	0

Total Fees	$198,970	$165,873

        Audit Fees include fees billed for professional services rendered for the audit of the Corporation's annual consolidated financial statements and the review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

        Audit-Related Fees include fees billed for professional services rendered for the review of the Form S-8 filing that was filed with the SEC on January 4, 2013, and the issuance of the preferability letter associated with goodwill impairment testing (2012), and the review of the Form S-3 filing that was filed on January 24, 2011 (2011).

        Tax Fees include fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

        All Other Fees include fees related to assistance with XBRL reporting requirements.

        The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining the independence of ParenteBeard LLC.

        The Audit Committee preapproves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Preapproval will generally be provided for up to one (1) year, and any preapproval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also preapprove particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. None of the services related to the Audit-Related Fees, Tax Fees, or All Other Fees described above was approved by the Audit Committee pursuant to the preapproval waiver provisions set forth in the applicable SEC rules. In addition, the Audit Committee annually considers and recommends to the Board of Directors the selection of the Corporation's independent auditors.

 SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires ACNB Corporation's directors, executive officers, and shareholders who beneficially own more than 10% of ACNB Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ACNB Corporation with the SEC. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely manner during 2012 except for one report with respect to one transaction of shares purchased by Frank Elsner, III.

PROPOSALS

        Cumulative voting rights do not exist with respect to the election of directors. The five (5) nominees for Class 1 Director receiving the highest number of "FOR" votes cast (in person or by proxy and entitled to vote at the annual meeting) by those shareholders entitled to vote will be elected directors for the Corporation.

        For the election of directors in Proposal 5, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of the Board's nominees and "FOR" all other proposals described in this proxy statement).

1.     TO FIX THE NUMBER OF DIRECTORS OF ACNB CORPORATION AT THIRTEEN (13).

        The Board of Directors recommends a vote FOR this proposal.

2.     TO FIX THE NUMBER OF CLASS 1 DIRECTORS AT FIVE (5).

        The Board of Directors recommends a vote FOR this proposal.

3.     TO FIX THE NUMBER OF CLASS 2 DIRECTORS AT FOUR (4).

        The Board of Directors recommends a vote FOR this proposal.

4.     TO FIX THE NUMBER OF CLASS 3 DIRECTORS AT FOUR (4).

        The Board of Directors recommends a vote FOR this proposal.

5.     TO ELECT FIVE (5) CLASS 1 DIRECTORS TO SERVE FOR TERMS OF THREE (3) YEARS.

        Nominees for Class 1 Directors are:

James J. Lott	Marian B. Schultz
Robert W. Miller	James E. Williams
J. Emmett Patterson

  The Board of Directors recommends a vote FOR the election of these nominees.

6.     TO CONDUCT A NON-BINDING VOTE ON EXECUTIVE COMPENSATION.

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act")) and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our Named Executive Officers.

        The shareholders approved a resolution at the Corporation's 2011 Annual Meeting of Shareholders to conduct an annual advisory vote on the Corporation's executive compensation for the Named Executive Officers. The next shareholder advisory vote on the frequency by which shareholders will vote on executive compensation will take place at the 2017 Annual Meeting of Shareholders.

        As described in detail in this proxy statement, our executive compensation programs are designed to attract, motivate, reward and retain our Named Executive Officers, who are critical to our success. We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote "FOR" the following resolution at the Annual Meeting of Shareholders:

    RESOLVED, that the Corporation's shareholders approve, on a non-binding basis, the compensation paid to the Named Executive Officers, as disclosed in the Corporation's Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion, and the other related tables and disclosure.

        The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee, or the Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

  The Board of Directors recommends a vote FOR this proposal.

7.     TO RATIFY THE SELECTION OF PARENTEBEARD LLC AS ACNB CORPORATION'S INDEPENDENT AUDITORS.

        The Board of Directors has approved the selection of ParenteBeard LLC as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2013. ParenteBeard LLC served as the Corporation's independent auditors for the year ended December 31, 2012.

        ParenteBeard LLC has advised us that neither the firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent certified public auditors and clients.

        We expect a representative of ParenteBeard LLC to be present at the Annual Meeting of Shareholders, to respond to appropriate questions, and to make a statement if the representative desires to do so.

  The Board of Directors recommends a vote FOR this proposal.

8.     TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2013 ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

ADDITIONAL INFORMATION

        Any shareholder may obtain a copy of ACNB Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, including the financial statements and related schedules and exhibits, required to be filed with the SEC, without charge, by submitting a written request to Corporate Relations, ACNB Corporation, 16 Lincoln Square, P. O. Box 3129, Gettysburg, Pennsylvania 17325, or by calling (717) 339-5085. You may also view these documents on our website at acnb.com under the ACNB Corporation Investor Relations tab or directly at http://www.acnb.com/home/acn/acnb_meeting.

OTHER MATTERS

        The Board of Directors knows of no matters other than those discussed in this proxy statement that will be presented at the annual meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

 APPENDIX A

ACNB CORPORATION & SUBSIDIARIES
BOARD AUDIT COMMITTEE CHARTER

ORGANIZATION

        The Audit Committee is a committee of independent members of the Board of Directors. Its function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Securities and Exchange Commission (SEC), the shareholders or the public; the systems of internal controls which management and the Board of Directors have established; and, the audit process.

AUTHORIZATION

        The Audit Committee of ACNB Corporation and Subsidiaries is a standing committee of the Board of Directors authorized by the Bylaws of ACNB Corporation.

PURPOSE

        The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company's financial statements, the engagement of the independent auditors, and the evaluation of the independent auditors' qualifications, independence and performance; (iv) enterprise risk assessment and management; (v) the Company's compliance with legal and regulatory requirements, including the Company's disclosure controls and procedures; (vi) the fulfillment of the other responsibilities set out herein; and (vii) monitoring the Company's compliance with the Code of Ethics. The report of the Audit Committee required by the rules of the SEC shall be included in the Company's annual proxy statement.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors. In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors, and corporate counsel.

MEMBERSHIP AND STRUCTURE

        The Audit Committee shall be comprised of at least three members of the Board, and the members must be independent in accordance with the Company's independence standards. In addition, the members must meet the experience and expertise requirements set forth by the Board of Directors and applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

        All members of the Audit Committee shall have a general understanding of finance and accounting practices, and at least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC. Each member shall be free of any relationship that, in the opinion of the Board, would under applicable laws and regulations make the director not independent. No Committee member shall simultaneously serve on the audit committees of more than two other public companies. A Chair shall be elected by the full Board. The Chair or a designee shall lead all regular sessions of the Committee and set the agenda for the Committee meetings.

AUTHORITY

        The Audit Committee shall have the sole authority to select, evaluate, appoint and replace the independent auditors (subject to shareholder ratification) including the resolution of disagreements between management and the independent auditors regarding financial reporting, and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee and for ordinary administrative expenses that are necessary or appropriate in carrying out the Committee's duties. Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice shall be considered privileged communications of the Company, and the Audit Committee shall take all necessary steps to preserve the privileged nature of those communications.

        The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

        The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee's scope of responsibilities, brought to its attention.

MEETINGS

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may hold special meetings upon the call of the Chair of the Committee. At Committee meetings, a majority of the total members shall constitute a quorum. A member of the Audit Committee or a person designated by the Audit Committee shall keep minutes. The Committee shall regularly report to the Board on the Audit Committee's activities, and periodically review and evaluate its own performance. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

        All members of the Board who are not members of the Committee may attend meetings of the Committee, but may not vote. The Committee may invite to its meetings any management or other personnel of the Company, or any third parties, as it deems appropriate in order to carry out its responsibilities.

RESPONSIBILITIES AND DUTIES

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements.

The Audit Committee's responsibilities and duties are designated by the categories listed below:

1.     Financial Statement and Disclosure Matters

  •
  Review the regular internal reports to management prepared by the internal audit function and management's response.

  •
  Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial

    Condition and Results of Operations", and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Prepare annually a report for inclusion in the Company's proxy statement relating to its annual meeting of shareholders. In that report, the Audit Committee shall state whether it has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received from the independent auditors written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's Communication with the Audit Committee Concerning Independence, as that standard may be modified or supplemented from time to time, and discussed with the independent auditors the independence of the independent auditors. Based on the review and discussion of (i) through (iii) above, the Audit Committee shall state whether it recommends that the audited financial statements be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  •
  Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Qs about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal controls.

  •
  At least annually prior to the filing of the Audit Committee Report with the SEC (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

  •
  Critical accounting policies and practices to be used;

  •
  Alternative treatments of financial information within generally accepted accounting principles;

  •
  Other material written communications between the independent auditors and management, such as any management letter and the Company's response to such letter or schedule of unadjusted differences; and,

  •
  Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm's office with respect to difficult auditing or accounting issues presented by the engagement.

  •
  Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company's selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company's financial statements.

  •
  Review with management the Audit Committee's evaluation of the Company's internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management's conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in or material noncompliance with such controls and procedures.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk management policies.

2.     Authorization of the Company's Whistleblower Policy

  •
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  •
  Treatment of Certain Complaints

  •
  The protection of corporate whistleblowers shall be the responsibility of the Audit Committee.

  •
  The Audit Committee shall protect anyone who comes forth with any information concerning any irregularities or fraudulent activity being performed. The Sarbanes-Oxley Act of 2002 expands the federal statute concerning retaliation against a witness to prohibit interference with the lawful employment or livelihood of a witness for providing information relating to the commission of a federal offense.

  •
  The Audit Committee shall provide for employees of a public company who provide evidence of fraud. The Company may not fire, demote, suspend, threaten, harass, or otherwise discriminate against an employee because of the employee's involvement in a securities or fraud-related investigation involving the Company. Any employee who is adversely treated because of his or her whistleblowing activities may sue the Company within 90 days after the date of the discriminatory act for compensatory damages and attorney's fees. The employee must make a prima facie case showing that his or her whistleblowing activities were a contributing factor in the unfavorable personnel action alleged in the complaint, while the employer must show by clear and convincing evidence that it would have taken the same unfavorable personnel action in the absence of the whistleblowing behavior.

3.     Oversight of the Company's Relationship with Independent Auditors

  •
  The independent auditors shall report directly to the Audit Committee.

  •
  Review and discuss the scope and plan of the independent audit.

  •
  Review and appraise the audit efforts of the Company's independent auditors and internal audit function.

  •
  Provide an open avenue of communication with the independent auditors.

  •
  On an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Company to determine the independence and objectivity of the internal and independent auditors and take appropriate action to oversee the independence of the independent auditors.

  •
  Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditors and the Company, consistent with Public Company Accounting Oversight Board requirements.

  •
  Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

  •
  Review with management and the independent auditors at the completion of the annual examination:

  •
  The Company's annual financial statements and related footnotes;

  •
  The independent audit of the financial statements and report thereon;

  •
  Any significant changes required in the independent audit plan; and,

  •
  Any serious difficulties or disputes with management encountered during the course of the audit.

  •
  Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

  •
  Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and internal controls.

  •
  Receive and discuss a report from the independent auditors at least annually regarding:

  •
  The independent auditors' internal quality control procedures;

  •
  Any material issues raised by the most recent quality control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

  •
  Any steps taken to deal with any such issues; and,

  •
  All relationships between the independent auditors and the Company, in order to assess the independent auditors' independence.

  •
  Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Preapproval authority may be delegated to one or more members of the Audit Committee.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

  •
  Ensure the rotation of audit partners every five years, as well as consider whether there should be regular rotation of the audit firm itself.

4.     Financial Reporting Processes

  •
  In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

  •
  Review any differences in the independent auditors' judgments relating to the interpretation of the Company's accounting principles as applied in its financial reporting.

  •
  Review and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal audit function.

  •
  Review with the Chief Executive Officer, Chief Financial Officer, independent auditors, and the manager of the internal audit function the financial report before it is filed with the SEC or other regulators.

  •
  Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

  •
  Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles, the effect of any regulatory and accounting initiatives, and off-balance sheet structures should be reviewed.

  •
  Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

5.     Oversight of Audit and Risk Review (ARR)

  The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal accounting controls, financial systems or financial statements, and the accuracy of management reporting and compliance with laws, regulations and Company policy. As used in this section or subsequent sections, the "lead or coordinating auditor" refers to the Company's internal auditor or, if such services are outsourced, to the auditor of the firm primarily responsible for the Company's internal audit functions.

  •
  Review and discuss the appointment or replacement of the lead or coordinating auditor and/or the outsourced internal audit firm.

  •
  Review and discuss the ARR findings that have been reported to management, management's responses, and the progress of the related corrective action plans.

  •
  Review and evaluate the adequacy of the work performed by the lead or coordinating auditor and ARR function, and ensure that the ARR function is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

  •
  Review any significant disagreement among management and the independent auditors or the internal audit function in connection with the preparation of the financial statements.

  •
  Review with the independent auditors, the lead or coordinating auditor, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  •
  Inquire of management, the lead or coordinating auditor of the internal audit function, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

  •
  Consider, in consultation with the independent auditors and the lead or coordinating auditor of the internal audit function, the audit scope and plan of the internal auditors.

  •
  Review with the lead or coordinating auditor of the internal audit function and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  •
  Consider and review with the independent auditors and the lead or coordinating auditor of the internal audit function:

  •
  The adequacy of the Company's internal controls including computerized information, system controls, and security;

  •
  Any related significant findings and recommendations of the independent auditors and internal auditors together with management's responses thereto;

  •
  Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and,

  •
  Any changes required in the planned scope of their audit plans.

  •
  Review and assess the adequacy of the Internal Audit Charter annually and recommend any proposed changes to the Board for approval.

6.     Enterprise Risk Management Oversight Responsibilities

  •
  Review and discuss with management the scope and guidelines to govern the process for assessing and managing the Company's credit, operational/transaction, strategic, reputation, compliance/legal, liquidity, market and interest rate risks.

  •
  Receive and review reports regarding the Company's enterprise risk management activities, and review the steps management has taken to monitor and control such exposures.

  •
  Ensure that the Company's enterprise risk management philosophy is communicated within the Company and to the Board of Directors.

7.     Compliance Oversight Responsibilities

  •
  Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company, and the Company's compliance with applicable law and listing standards.

  •
  Review and discuss the report of the lead or coordinating auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company's senior management.

  •
  Review and discuss with management and the independent auditors any correspondence with, or the findings of any examinations by, regulatory agencies, published reports, or auditor observations that raise significant issues regarding the Company's financial statements or accounting policies.

  •
  Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company's compliance policies.

  •
  Advise the Board with respect to policies and procedures regarding compliance with the Company's Code of Ethics including review of the process for communicating the Code of Ethics to Company personnel and for monitoring compliance.

  •
  Review periodically the Code of Ethics and ensure that management has established a system to enforce this Code.

  •
  Review activities, organizational structure, and qualifications of the internal audit function.

  •
  Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements, related Company compliance policies and programs, and reports received from regulators.

  •
  Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

  •
  Possess the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation or as it deems necessary to carry out its duties.

  •
  Perform such other functions as assigned by law, the Bylaws, or the Board of Directors.

  •
  Ensure no improper influence by the Board of Directors or management in the conduct of internal or external audits.

 APPENDIX B

ACNB CORPORATION & SUBSIDIARIES
COMPENSATION COMMITTEE CHARTER

Purpose & Oversight

        The Compensation Committee (the "Committee") shall discharge the responsibilities assigned to it by the Board of Directors of ACNB Corporation relating to the compensation and benefits awarded to Directors, "Named Executive Officers" as designated in the annual Proxy Statement for ACNB Corporation, and other selected Executive Officers of ACNB Corporation & Subsidiaries (collectively the "Company") including, but not limited to, Executive Vice Presidents (EVPs).

        In discharging its duties, the Committee seeks to balance the interests of the Company and its shareholders with those of the Company's Directors and Executive Officers, which collectively include the Named Executive Officers and selected Executive Officers as defined above. The Committee shall develop, implement and maintain compensation plans and programs that help the Company to attract, motivate, reward and retain competent and productive Executive Officers and Directors, in support of fulfilling the Company's business purpose and meeting shareholder needs.

        The Committee is responsible for producing an annual report on executive compensation for inclusion in the Company's Proxy Statement, as required. The Secretary of the Company shall make a copy of this Charter available to any shareholder upon written request.

Membership

  A.
  The Committee shall be comprised of no fewer than three (3) independent Directors. Members of the Committee shall meet the independence requirements of any applicable federal securities laws and regulations of the Securities and Exchange Commission (the "SEC") and The NASDAQ Stock Market, including, but not limited to, NASDAQ Listing Rules 5605(a)(2) and 5605(d)(2). If a Director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company and such affiliation would impair the Director's judgment as a member of the Committee, the Director may not serve as a member of the Committee.

  B.
  Individuals shall be appointed to be members of the Committee by the Board of Directors, and all members shall be appointed annually or as deemed appropriate.

  C.
  Members of the Committee shall not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any subsidiary thereof. Compensatory fees shall not include board or committee fees or the receipt of fixed amounts of compensation under a retirement plan for prior service with the Company or any subsidiary thereof.

Authority & Responsibilities

  A.
  The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel, or other adviser retained by the Compensation Committee. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel, or any other adviser retained by the Committee.

    Further, the Committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the following factors:

    (1)
    the provision of other services to the Company by the person that employs the compensation consultant, legal counsel, or other adviser;

    (2)
    the amount of fees received from the Company by the person that employs the compensation consultant, legal counsel, or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel, or other adviser;

    (3)
    the policies and procedures of the person that employs the compensation consultant, legal counsel, or other adviser that are designed to prevent conflicts of interest;

    (4)
    any business or personal relationship of the compensation consultant, legal counsel, or other adviser with a member of the Committee;

    (5)
    any stock of the Company owned by the compensation consultant, legal counsel, or other adviser; and,

    (6)
    any business or personal relationship of the compensation consultant, legal counsel, other adviser, or the person employing the adviser with an Executive Officer of the Company.

    The Committee is not required to conduct an independence assessment for a compensation adviser that acts in a role limited to (a) consulting on any broad-based plan that does not discriminate in scope, terms or operation, in favor of Executive Officers or Directors of the Company, and that is available generally to all salaried employees, and/or (b) providing information that either is not customized for a particular issuer or that is customized based on parameters that are not developed by the adviser, and about which the adviser does not provide advice.

    The Committee may select, or receive advice from, any compensation adviser it prefers, including one that is not independent after considering the independence factors outlined above. The Committee must also determine whether the engagement of any consultant or adviser creates any potential conflict of interest and, if so, how the conflict was resolved.

  B.
  Based upon the Company's corporate goals and objectives as approved by the full Board of Directors, the Committee shall annually review and approve corporate and individual goals and objectives pertaining to President & Chief Executive Officer (CEO) compensation, assess the President & CEO's performance in reference to these goals and objectives, and recommend to the Board the level of President & CEO compensation based on this assessment. The elements of President & CEO compensation to be considered may include base salary, supplemental benefits, perquisites, and incentive/at-risk compensation (cash and/or equity awards). In performing this assessment, the Committee may consider the Company's performance and relative shareholder return, President & CEO compensation at comparable companies, market considerations, results of shareholder say-on-pay votes, and such additional information as the Committee deems pertinent. The President & CEO may not be present during voting or deliberations on his/her compensation.

  C.
  The Committee shall annually review and recommend to the Board the compensation levels of the Executive Officers, as defined above. The elements of compensation to be considered may include base salary, supplemental benefits, perquisites, and incentive/at-risk compensation (cash and/or equity awards).

  D.
  The Committee shall annually review all compensation and benefit plans for Executive Officers, including supplemental benefit plans, incentive/at-risk compensation plans, stock plans, and others that may be implemented, then report to the Board on its review. The Committee shall also be responsible for the evaluation, development and recommendation to the Board of new compensation and benefit plans for Executive Officers.

  E.
  The Committee shall evaluate and make recommendations to the Board regarding the following employment-related plans or programs of the Company or a subsidiary of the Company—employment agreements, severance agreements for Executive Officers, management continuity or change in control agreements, and any other supplemental agreements or benefits, such as Bank-Owned Life Insurance (BOLI) or Long-Term Care Insurance.

  F.
  The Committee shall annually review and recommend to the Board the compensation levels and elements of compensation for Directors. The elements of compensation to be considered may include retainer fees, Board meeting fees, committee fees, fees for chairing the Board or committees, equity awards, and other supplemental director benefits.

  G.
  The Committee shall ensure that effective controls are in place and periodically discuss the risk attributes of the Company's incentive compensation programs that apply to Executive Officers and Directors so that such programs do not encourage excessive risk taking, threaten the safety and soundness of the Company, or have the possibility of leading to a material financial loss to the Company.

  H.
  The Committee shall fulfill the Committee's duties and responsibilities related to the compensation of Executive Officers and Directors under applicable legal authority or regulatory guidance.

  I.
  The Committee shall routinely review market comparisons of Executive Officer and Director compensation every two (2) years, or more frequently as circumstances dictate.

  J.
  The Committee, at its discretion, may meet with the President & CEO and/or EVPs as is deemed necessary to review information, receive recommendations, and obtain other input as appropriate. However, the President & CEO and EVPs shall not be voting members of the Committee, nor shall they have any authority in the decision making process of the Committee.

  K.
  The Committee shall review and discuss with Management the Compensation Discussion and Analysis required by applicable SEC rules to be included in the Company's Annual Report on Form 10-K and Proxy Statement and, based on this review and discussion, determine whether to recommend to the Company's Board of Directors that the Compensation Discussion and Analysis be included in the Form 10-K and Proxy Statement.

  L.
  The Committee shall annually review the Company's progress in meeting diversity goals with respect to the employee population.

  M.
  The Committee shall meet at least annually or more frequently as responsibilities and issues dictate. The Committee shall document and submit the minutes of all meetings of the Committee to the Board of Directors.

  N.
  The Committee may form and delegate authority to subcommittees or delegate authority to Management when appropriate.

  O.
  The Committee shall obtain the Board's approval of this Charter and review and reassess the Charter, the performance of the Committee, and the Committee's roles and responsibilities as appropriate.

  P.
  The Committee shall perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board of Directors.

 APPENDIX C

ACNB CORPORATION
NOMINATING COMMITTEE CHARTER

I.     AUTHORIZATION

  Pursuant to the Company's Bylaws, the Board of Directors (the "Board") authorizes the formation of a Nominating Committee of the Board of Directors (the "Committee").

II.    PURPOSE

  To provide continuing assistance to the Board regarding matters relating to composition of the Board.

III.  MEMBERSHIP AND STRUCTURE

  The Committee shall be composed of three or more Directors. Members of the Committee shall be appointed and removed by the Board. All members of the Committee shall be Directors who meet SEC and NASDAQ standards for independence.

  The Committee shall meet as needed at stated times without notice or on notice to all by order of the Chairman of the Board of Directors.

  The Committee shall have the authority to delegate any of its responsibilities to subcommittees, in accordance with applicable law, as the Committee may deem appropriate in its sole discretion.

  The Committee shall report its actions and recommendations to the Board of Directors in a timely manner after each Committee meeting.

  The Committee shall have the authority to retain any search firm to assist in identifying Director candidates and to retain outside counsel and any other advisors, as the Committee may deem appropriate, in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

IV.    RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties, the Committee shall:

  1.
  identify individuals qualified to become Board members, who reflect the criteria as specified by the Board;

  2.
  recommend to the Board nominees to fill vacancies on the Board and the nominees to stand for election as Directors at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders); and,

  3.
  annually review and assess the Committee's performance and charter and propose changes to the charter to the Board.

C-1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2013. THE PROXY STATEMENT, THE ANNUAL REPORT AND OTHER RELATED CORPORATION MATERIALS ARE AVAILABLE AT: http://www.acnb.com/home/acn/acnb_meeting 3762 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2013. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby constitutes and appoints Alan J. Stock and Harry L. Wheeler and each or either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of ACNB Corporation that the undersigned shareholder(s) may be entitled to vote at the Annual Meeting of Shareholders to be held at the ACNB Corporation Operations Center, 100 V-Twin Drive, Gettysburg, Pennsylvania 17325, on Tuesday, May 7, 2013, at 1:00 p.m., prevailing time, and at any adjournment or postponement of the meeting, as indicated upon the matters referred to in the proxy statement, and upon any matters which may properly come before the Annual Meeting. IMPORTANT ANNUAL MEETING INFORMATION PLEASE MARK VOTES AS IN THIS EXAMPLE X ACNB CORPORATION PROXY Date All shareholders sign above Please be sure to date and sign this proxy card in the box provided. This proxy must be dated, signed by the shareholder(s) , and returned promptly to Registrar and Transfer Company in the enclosed envelope. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and if more than one, all should sign. If the signer is a corporation or other entity, please sign full corporate name by duly authorized officer. THIS PROXY, WHEN PROPERLY DATED AND SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE BELOW-SIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” NOMINEES LISTED AND “FOR” PROPOSALS 1, 2, 3, 4, 6 AND 7. FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE For Against Abstain 1. To fix the number of Directors of ACNB Corporation at thirteen (13). 2. To fix the number of Class 1 Directors at five (5). 3. To fix the number of Class 2 Directors at four (4). 4. To fix the number of Class 3 Directors at four (4). 5. To elect five (5) Class 1 Directors to serve for terms of three (3) years. James J. Lott Marian B. Schultz Robert W. Miller James E. Williams J. Emmett Patterson INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and strike the name above. 6. To conduct a non-binding vote on executive compensation. 7. To ratify the selection of ParenteBeard LLC as ACNB Corporation’s independent auditors for the year ending December 31, 2013. The Board of Directors recommends a vote FOR ALL nominees listed in proposal 5, and a vote FOR proposals 1, 2, 3, 4, 6 and 7. 8. To transact such other business as may properly come before the 2013 Annual Meeting and any adjournment or postponement thereof. Mark here if you no longer wish to receive paper Annual Meeting materials and instead view them online. Mark here if you plan to attend the meeting. Mark here for address change, and specify below. For With- For All All hold Except For Against Abstain

QuickLinks

TABLE OF CONTENTS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2013
PROXY STATEMENT GENERAL INFORMATION
VOTING PROCEDURES
GOVERNANCE OF THE CORPORATION
ELECTION OF DIRECTORS
SHARE OWNERSHIP
COMPENSATION AND PLAN INFORMATION
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION AND EMPLOYEE BENEFITS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSALS
ADDITIONAL INFORMATION
OTHER MATTERS
APPENDIX A ACNB CORPORATION & SUBSIDIARIES BOARD AUDIT COMMITTEE CHARTER
APPENDIX B
ACNB CORPORATION & SUBSIDIARIES COMPENSATION COMMITTEE CHARTER
APPENDIX C ACNB CORPORATION NOMINATING COMMITTEE CHARTER